EUCLID MUTUAL FUNDS (logo)

Euclid Market Neutral Fund                                       April 29, 1998

PROSPECTUS

Euclid Market Neutral Fund (the "fund") seeks to increase the value of your investment (capital appreciation) in bull markets and in bear markets while maintaining minimal exposure to general market risk by always having both long and short positions in equity securities.

The fund utilizes proprietary stock selection models that are designed to predict relative performance of stocks. The Euclid Market Neutral Fund strives to profit by buying stocks that are ranked favorably (and therefore deemed likely to outperform) and by selling short stocks that are ranked poorly (and therefore deemed likely to underperform).

It is expected that the fund's performance will have little correlation with the direction of the stock market. The fund's performance benchmark is the return on 3-month U.S. Treasury Bills. For a description of the risks of an investment in the fund and the differences between an investment in the fund and in 3-month Treasury Bills, see "Investment Objective" and "Risk Factors."

Shares of the fund are not deposits or obligations of, or guaranteed, endorsed or insured by, any entity or person, including the U.S. Government and the Federal Deposit Insurance Corporation.

The fund is the first of a series of Euclid Mutual Funds, a Delaware business trust (the "Trust). The Trust is an open-end, diversified management investment company.

Call your financial advisor or write us at 900 Third Avenue, New York, NY 10022-4728, or call 1-800-272-2700 for more information.

This prospectus will help you learn more about the fund. Please read it carefully before you invest, and keep it for future reference.

Our Statement of Additional Information (SAI) dated April 29, 1998, as may be amended from time to time, includes more information about the fund's policies and procedures. You can obtain a free copy by calling 1-800-272-2700. It has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Commission maintains a World Wide Web site at http://www.sec.gov that contains the SAI and other information regarding the Trust.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SOME THINGS YOU SHOULD KNOW ABOUT EUCLID MARKET NEUTRAL FUND

The fund is designed for investors who intend to invest for the long term, not for investors who intend to liquidate their investment after a short period of time.

There are risks associated with investing in the fund, including the possible loss of capital. See "Risk Factors."

The fund offers four classes of shares. Before purchasing, you should determine which class is right for you. More information about the classes of shares appears under the heading "Choosing Among Classes When Purchasing Shares."

Euclid Advisors LLC (the "Manager") is the investment manager of the fund. The Manager is a subsidiary of Zweig/Glaser Advisers. Zweig Securities Corp. is the principal distributor of the fund's shares.

                                TABLE OF CONTENTS

About the Fund
      Fee Table ...........................................................    3
      Investment Objective ................................................    4
      Our General Investment Philosophy and Strategy ......................    4
      Other Investment Policies ...........................................    5
      The Portfolio Manager ...............................................    5
      Risk Factors ........................................................    6
      Year 2000 Preparedness ..............................................    7
      Advisor's Prior Performance .........................................    7
About Your Account
      Choosing Among Classes When Purchasing Shares .......................    7
      How to Invest in the Fund ...........................................   12
      How To Sell Your Fund Shares ........................................   13
      Exchange Privilege ..................................................   14
      Net Asset Value .....................................................   14
      Distributions and Taxes .............................................   14
Other Information
      The Distributor .....................................................   15
      The Manager and Management Fee ......................................   15
      Organization of the Fund ............................................   15

FEE TABLE

Mutual fund investors bear two types of expenses: transaction expenses and operating expenses. You pay transaction expenses when you buy shares in the fund. The fund as a whole pays operating expenses, which reduce the fund's annual return to you.

The table below is designed to assist you in understanding the various costs and expenses you will bear. The examples do not represent past or future expense levels, which may be greater or less than those shown. Because the fund has not yet commenced operations, the amount for "Other Expenses" is based on estimated expenses for the first year. Federal regulations require the examples to assume a 5% annual return, but actual annual returns may vary.

                                                         Class A   Class B    Class C     Class I
Shareholder Transaction Expenses
Maximum Initial Sales Charge on purchases
    (as % of Offering Price)...........................   5.50%     None       None        None
Maximum Contingent Deferred Sales Charge (CDSC)........   None*     5.00%**    1.25%***    None
    (as % of redemption proceeds)

----------

* A 1% CDSC is imposed on redemptions within 18 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Quantity Discounts on Class A Shares."

** The maximum CDSC is imposed on Class B Shares redeemed in the first year; thereafter, the CDSC declines (See "Class B Shares").

*** The CDSC on Class C Shares applies only if redemption occurs in the first year.

                                                                               Example: You would pay      Example: You would pay
                                                                               the following expenses on   the following expenses on
                                                                               a $1,000 investment         a $1,000 assuming (a) 5%
                                                                               assuming (a) 5% annual      annual return and
                              Annual Fund                                      return and (b) redemption   investment and (b) no
                              Operating Expenses                               at the end of each time     redemption:
                              (As a percentage of average net assets)          period:

                                                                 Total Fund
 Euclid Market Neutral        Management    12b-1      Other     Operating      1       3                   1         3
 Fund                           Fees(2)     Fees(1)    Expenses  Expenses(2)   Year   Years                Year     Years

Class A Shares..............    1.35%*       0.30%      0.65%      2.30%*       77     123                  77       123

Class B Shares..............    1.35%*       1.00%      0.65%      3.00%*       80     123                  30        93

Class C Shares..............    1.35%*       1.00%      0.65%      3.00%*       43      93                  30        93

Class I Shares..............    1.35%*         -        0.65%      2.00%*       20      63                  20        63

* After expense reimbursement

----------

(1) The 12b-1 Fees include a 0.25% Service Fee, which is paid to financial services firms, including National Association of Securities Dealers, Inc. ("NASD") member firms (commencing one year after purchase with respect to Class B and Class C Shares) for continuous personal service by such firms to investors in the fund, such as responding to shareholder inquiries, quoting net asset values, providing current marketing materials and attending to other shareholder matters. The distributor retains all or a portion of the asset-based sales charge also included in the 12b-1 Fees; the remainder is paid to brokers for promoting sales of the fund's shares. The NASD limits asset based sales charges to 6.25% of new sales, plus interest. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

(2) The Manager has voluntarily undertaken to limit the expenses of the fund (exclusive of taxes, interest, dividends and interest paid on securities sold short, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1999 to 2.00% of its average net assets effective upon its commencement of operations. The Management Fees noted above, without reimbursement, would be 1.50% for each Class, and Total Fund Operating Expenses would be 2.45% for Class A Shares, 3.15% for Class B and Class C Shares, and 2.15% for Class I Shares.

INVESTMENT OBJECTIVE

Euclid Market Neutral Fund (the "fund") seeks to increase the value of your investment over the long-term (capital appreciation) in bull markets and in bear markets while maintaining minimal portfolio exposure to general equity market risk by always having both long and short positions in equity securities.

By taking long and short positions in different stocks, the fund attempts to neutralize the effect of general stock market movements on the fund's performance. Although the fund's investment strategy seeks to minimize the risk associated with investing in the equity market, an investment in the fund will be subject to the risk of poor stock selection by the Manager. In other words, the Manager may not be successful in executing its strategy of taking long positions in stocks that outperform the market and short positions in stocks that underperform the market (see "Risk Factors").

The fund's performance benchmark is the return on 3-month U.S. Treasury Bills. An investment in 3-month U.S. Treasury Bills is different from an investment in the fund because Treasury Bills are backed by the full faith and credit of the United States, have a fixed rate of return and a short duration, and have no risk of losing capital.

Except as explicitly set forth in this prospectus or in the SAI, the investment objective and policies of the fund may be changed without shareholder approval.

OUR GENERAL INVESTMENT PHILOSOPHY AND STRATEGY

We believe that stocks of companies with improving fundamentals will, over time, outperform stocks of companies with deteriorating fundamentals, though this relationship may not hold over the short term for various reasons. We also believe that stocks with low valuations relative to their historical norm will outperform stocks with high valuations relative to their historical norm. We seek to identify stocks at the extremes using a variety of proprietary stock selection models. These models analyze fundamental trends and data on companies, as well as the price histories of their stocks. Fundamental data includes earnings, dividends, cash flow, revenues, and book value. Some examples of valuation measures are price-to-earnings ratio, price-to-cash flow ratio, price-to-book value ratio, and dividend yield.

Certain stock selection models used are designed to predict relative performance of stocks comprising broad universes of stocks. Others are designed to perform favorably within more specific areas of the market, such as growth stocks or value stocks. Though different models may emphasize different variables, the models have certain similarities. Generally speaking, they all rank stocks on the underlying company's fundamentals and how the trend in such fundamentals compares to the stock's current valuation. A model's output is a best-to-worst ranking of stocks in the particular universe being examined. Stocks with the highest scores tend to outperform the average stock in the universe; stocks with the lowest scores tend to underperform the average stock in the universe.

The fund strives to profit from the models' predictive power by buying stocks that are ranked favorably (and therefore deemed likely to outperform) and by selling short stocks that are ranked poorly (and therefore deemed likely to underperform). Under normal circumstances, certain of the fund's investments will be profitable during a general rise in stock prices and certain of the fund's investments will be profitable during a general stock market decline. The fund will, under normal circumstances, strive to maintain a balance between investments that are expected to be profitable during a general rise in stock prices and investments that are expected to be profitable during a general stock market decline. If the stocks held long outperform the stocks sold short, the fund will profit, regardless of whether the stocks held long appreciate in value or whether the stocks sold short depreciate in value. Conversely, if the stocks held long underperform the stocks sold short, the fund will incur a loss. The fund may also invest in equity derivatives, such as futures and options, when it deems appropriate. Please read the "Other Investment Policies" and "Risk Factors" sections of this prospectus for more detailed information about the investment practices of the fund. The SAI has further details.

We designed Euclid Market Neutral Fund for investors who seek to balance the need for a total return greater than the return on 3-month U.S. Treasury Bills in bull markets and in bear markets with the need to limit the risks associated with investing in stocks. As with any mutual fund, there is no assurance that the fund's objective will be achieved. An investor desiring capital appreciation with minimal exposure to general equity market risk may wish to consider the fund.

OTHER INVESTMENT POLICIES

Money market instruments. To meet margin requirements, redemptions or for investment purposes, the fund will hold a portion of its assets in full faith and credit obligations of the United States (e.g., U.S. Treasury Bills), high quality short-term notes, commercial paper or other money market instruments. To be considered "high quality" such obligations must be rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's"), issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Manager to be of comparable quality to any of the foregoing.

Repurchase agreements. The fund may buy a security issued by the U. S. Government (including its agencies) at one price and at the same time agree to sell the security back to the seller at a higher price, usually on the next business day (a "repurchase agreement"). Repurchase agreements offer a means of generating income from excess cash that the fund might otherwise hold uninvested. Delays in payment or losses could result if the other party to the agreement defaults or becomes bankrupt. The fund's repurchase agreements must be fully backed by collateral that is marked to market, or priced, each day; and it will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities.

Securities of foreign issuers. The fund's long and short positions may include equity securities of foreign issuers if they are principally traded in the markets of the United States and may also include up to 5% of its assets in securities that are principally traded outside the United States. Such foreign issuers may be subject to different, and often less comprehensive, accounting, reporting and disclosure standards than comparable U.S. companies and may be subject to risks related to economic and political conditions in foreign countries, including possible nationalization or expropriation of their assets. Securities of foreign issuers may be less liquid and at times more volatile than securities of comparable U.S. companies.

Illiquid securities Illiquid securities may be difficult to sell promptly at an acceptable price, or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss or entail expenses not normally associated with the sale of a portfolio security. No more than 15% of the fund's net assets may be invested in illiquid securities.

Portfolio turnover rate We do not usually consider the length of time the fund has held a position when making investment decisions. The fund's turnover rate may be higher than that of other mutual funds (a portfolio turnover rate in excess of 100% may be deemed to be high) and may vary significantly from time to time depending on the volatility of economic and market conditions. Although the rate of portfolio turnover is difficult to predict, it is not anticipated that the annual portfolio turnover rate of the fund will exceed 200% under normal circumstances (short sales and associated closing transactions are not included in portfolio turnover because there is no intention to maintain the short position for more than one year). It is, however, impossible to predict portfolio turnover in future years. High portfolio turnover (100% or more) may result in realization of taxable capital gains, and generally involves some expense, including brokerage costs. To the extent portfolio turnover results in the realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. (The SAI contains a detailed explanation of certain relevant tax considerations).

Lending securities The fund may lend securities to broker/dealers and institutions as a means of earning income. Delays or losses could result if a borrower becomes bankrupt or defaults on its obligation to return the loaned security. The fund will lend securities only (a) pursuant to agreements requiring that the loan be fully backed by collateral at all times, and (b) if the value of all loaned securities is less than one-third of the fund's total assets.

Borrowing The fund may make temporary borrowings from banks to cover redemptions. Although the fund does not anticipate the need to borrow, if it should and the performance of the fund's investments failed to cover interest and other costs of borrowing, the net asset value of its shares would decrease faster than if the fund had no borrowings outstanding.

THE PORTFOLIO MANAGER

David Katzen is the fund's portfolio manager. He has been with the Manager since its inception and has worked for affiliates of the Manager since 1986. Mr. Katzen is also the portfolio manager, and has been since their inceptions, for three funds in the Zweig Series Trust, a registered investment company managed by an affiliate. Mr. Katzen received his B.A. in Mathematics from City University of New York and an M.A. in Mathematics from Dartmouth College, where he was admitted to the Ph.D. program.

RISK FACTORS

INVESTMENT RISK There is a trade-off that successful investors are keenly aware of -- the stock market's long-term upward trend comes at the price of volatility (share prices go up and down) and the risk of losing your money (your investment may be worth less when you sell). The chart below illustrates how often the Dow Jones Industrial Average (DJIA) has suffered double-digit declines from one year's high to the next year's low from January 1, 1900, through December 31, 1997. Some declines end relatively quickly. For example, the major market declines of 1987 (the DJIA declined 36.1% in 55 days, excluding dividends) and 1990 (the DJIA declined 21.2% in 87 days) were among the shortest bear markets on record; and the 13.2% correction in 1997 lasted only 62 days.

DJIA     Number of times in      Average      Time since last
LOSS     the past 97 years      occurrence      occurrence
----     -----------------      ----------      ----------
-10%             66          every 1.5 years     last year
-20%             39          every 2.5 years     7 years
-30%             21          every 4.6 years     10 years
-40%             11          every 8.7 years     23 years

Source: InvesTech Research

Other market declines have been more prolonged. In the bear market of 1973-1974, the DJIA declined 45.1% over 23 months. In 1981-1982, the DJIA declined 24.1% over a period of nearly 16 months.

Once you've incurred a loss, it can take many months (and sometimes years) to return to break-even. For example, if you exclude dividends it took about 10 months to break-even from the market top in July 1990. In 1987, it took about 18 months to get back to the prior market top. By comparison, it took almost 10 years to return to break-even from the market top in 1973, and 24 years from the 1929 market top to break-even!

It is impossible to predict the timing and extent of corrections and bear markets, but it should be noted that periods of unusually high returns have historically increased the risk of stock investing for subsequent periods. The current bull market, which began in 1982, has been the best 16 year period ever for the DJIA, producing an average annual return of 13.8%, excluding dividends.

Successful investors recognize the risks associated with investing in stocks and stock mutual funds. It is important that you try to understand your "financial personality". What is your tolerance for loss? How patient will you be during the break-even period? What is your financial staying power?

It is also important to note that the impact of a bear market depends not only upon the extent of the decline, but also when in your investing lifecycle it happens. For many people, the closer they are to retirement - or the deeper they are into retirement - the harder it is to calmly view a bear market as a temporary decline.

Since the fund will have both a long equity portfolio and a short equity portfolio, it will involve different risks from those normally associated with a mutual fund. While we seek to minimize the fund's exposure to general market risk with a short portfolio to offset the fund's long portfolio, we cannot eliminate risk.

MANAGEMENT RISK Despite the intent to reduce risk, it is possible that the fund's long positions will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. It is also possible that we will misjudge the effect a particular security will have on exposure to market risk or that the particular combination of securities held long and those sold short will fail to insulate the fund from general equity market risk as anticipated. Though our models have been used successfully in the past (see "Advisor's Prior Performance" below), there is no guarantee that they will continue to accurately predict relative stock performance, assess risk, or contribute to performance in any way in the future. It is also possible that the fund will not be able to implement the strategy dictated by the models for reasons set forth below under "Risks of Short Sales".

RISKS OF SHORT SALES Under normal circumstances, the short positions of the fund will be substantial so as to neutralize the long positions and thereby minimize the fund's exposure to general equity market risk. The short positions will be in securities we judge to be relatively overvalued. In order to establish a short position, the fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, in which event it will lose the opportunity to benefit from that short sale even if our models correctly identify an overvalued security. The fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces such security. The fund will realize a gain if the security declines in price between those dates. There is also a risk that the fund will be unable to close out a short position at any particular time or at an acceptable price. During the time the fund is short a security it is subject to the risk that the lender will terminate the loan at a time when the fund is unable to borrow the same security from another lender, in which event the fund may be "bought in" at the price required to purchase the security to close out the short position. Although the fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold short. Until the fund replaces a borrowed security, it will maintain daily a segregated account containing cash, U.S. Government securities, or other liquid securities such that the amount deposited in the account plus any amount deposited with the broker or other custodian as collateral will at least equal the current market value of the security sold short. The fund also is required to repay the lender any dividends or interest that accrue during the period of the loan. Depending on arrangements made with such broker or custodian, the fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The fund will not make a short sale if the market value of all short positions would exceed 100% of the value of the fund's net assets after giving effect to such sale.

RISKS OF FUTURES AND OPTIONS In addition to purchasing or selling short individual securities, the fund may purchase or sell short any type of future or option related to its investments. These may include options not traded on exchanges and futures or options tied to individual securities or to stock indexes or averages. Futures and options also may be used or combined with each other in order to adjust the risk and return characteristics of an overall strategy. Some futures and option contracts are customized financial contracts between two parties. Such contracts are subject to the additional risk that the counterparty will not meet its obligations under the contract. They also may be less liquid and more difficult to value than standardized contracts traded on a regulated exchange

Futures and options tied to a securities index utilizing standardized contracts that are traded on an exchange have been used by mutual funds for many years to manage their portfolios more efficiently. Although the value of futures and options depends on the price of the security, index or other asset to which it is tied, futures and options involve market risk in excess of their value. For example, futures on securities indexes currently require a margin deposit of only 2% to 5% of the position size represented by the futures contract. An advantage of using futures and options is that transaction costs normally will be lower than purchasing or selling a related security or index. However, the use of futures may result in larger losses or smaller gains than would otherwise be the case. The prices of options or futures and the price movements of the securities that the future or option is intended to simulate may not correlate well. The liquidity of the market in futures contracts also could be adversely affected by "daily price fluctuation limits." These limits, established by the relevant futures exchange, limit the price fluctuation of an index future during a single trading day. Once the contract's daily limit has been reached, no trades may be entered into at a price beyond that limit. In such event, it may not be possible for the fund to close out its futures position. This may compel the fund to continue to make daily cash payments to the broker to meet margin requirements. The futures markets also may attract more speculators than do the securities markets, because deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Increased participation by speculators in the futures markets may cause price distortions.

RISKS OF EQUITY SWAP CONTRACTS In an equity swap contract, one party generally agrees to pay the other party: (i) the theoretical amount by which a stock or basket of stocks comprising an agreed upon securities index or average (the "notional amount") increases in value during the time the contract is in effect, plus (ii) the dividends that would have been received on those stocks over that period. The other party agrees to pay to the first party (i) a floating rate of interest (typically tied to the London Inter Bank Offered Rate) on the notional amount plus (ii) the amount by which the notional amount would have decreased in value had it been invested in such stocks. Accordingly, if the fund is long an equity swap contract it will generally realize a loss if the value of the agreed upon stock or stocks declines and will generally realize a gain if the value of the stock or stocks rises. Conversely, if the fund is short an equity swap contract it will generally realize a loss if the stock or stocks rises and will generally realize a gain if the value of the stock or stocks declines. The fund only will enter into equity swap contracts that require each party's obligations to be netted out daily, with the fund paying or receiving each day the net amount necessary to mark the contract to market.

Equity swap contracts may provide a less costly alternative for implementing our strategy than maintaining long and short positions. If there is a default by the counterparty to an equity swap contract, however, the fund will be limited to contractual remedies pursuant to the agreements related to the transaction. In the event of default, there can be no assurance that the fund will succeed in pursuing its contractual remedies. The fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the contract. Pursuing its contractual remedies may also entail expense. The fund will not enter into an equity swap contract unless the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P at the time of entering into such transaction, and will monitor the credit of equity swap contract counterparties in order to minimize these risks.

The staff of the Securities and Exchange Commission considers equity swap contracts to be illiquid securities. Consequently, while the staff maintains this position, the fund will not invest in equity swap contracts if, as a result of the investment, the total value of such investments together with that of all other illiquid securities which the fund owns would exceed 15% of the fund's net assets. The net amount of the excess, if any, of the fund's obligations over its entitlement with respect to each equity swap contract will be accrued on a daily basis, and an amount of cash, U.S. Government Securities or other liquid securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the fund's Custodian. The fund does not believe that its obligations under equity swap contracts are senior securities, so long as such a segregated account is maintained, and accordingly, the fund will not treat them as being subject to its borrowing restrictions.

YEAR 2000 PREPAREDNESS Because computer programs were designed using only two fields to indicate the year, at midnight December 31, 1999, computers will be unable to recognize that January 1 is the year 2000. The major systems that would impact the fund with respect to the year 2000 are those of the transfer agent and custodian. The fund has been advised in writing by both the transfer agent and the custodian that they are working to fix, and expect to have fixed in time, all of the issues relating to the year 2000. While management of the fund will continue to monitor the progress of the transfer agent and the custodian in solving the year 2000 problem, no assurance can be given that their systems will be fixed on time, or what the magnitude of the problems would be if such systems are not fixed.

ADVISOR'S PRIOR PERFORMANCE

Euclid Advisors LLC also serves as the manager of other accounts. The performance information shown below is based on a composite of all accounts with investment objective, policies and strategies that are substantially similar to those of the fund managed by Euclid Advisors LLC or by Euclid Advisors, Inc., the Manager's predecessor, and Zweig/Katzen Investors, L.P. (collectively, the "Accounts"). David Katzen was the portfolio manager for each of the Accounts since inception. The performance information shown in the table below has been adjusted to give effect to the estimated annualized expenses (without giving effect to any expense waivers or reimbursements) of the different classes of shares during the fund's first year of operations. Quarterly performance data is set forth in the SAI. The information below should not be considered a prediction of future performance of the fund. The Accounts were not registered under the 1940 Act and therefore were not subject to the diversification and other requirements of the 1940 Act and the Internal Revenue Code. If the Accounts had been subject to these requirements, their performance might have been adversely affected. The performance of the Accounts was computed using a method based on the standards developed by the Association of Investment Management & Research ("AIMR"), which differs from the performance standards required by the Securities and Exchange Commission for mutual funds. Mutual funds compute net asset values every day, while the AIMR method does not. Therefore, while mutual funds account for cash flow on a daily basis, they are accounted for on a monthly basis under the AIMR method. As a result, the performance of the fund may be higher or lower than the performance of the Accounts. The following table also shows the average annual total return on 3-month U.S. Treasury bills for the same periods.

Performance of Accounts adjusted for the          One-Year Period  Three-Year Period   Five-Year Period   Eight-Year Period
fees and expenses of the different classes of     Ended            Ended               Ended              From inception on
Shares of the Fund:                                                                                       January 1, 1990
                                                  Dec. 31, 1997    Dec. 31, 1997       Dec. 31, 1997      to Dec. 31, 1997
                                                  -------------    -------------       -------------      ----------------

Class A with maximum sales charge                 3.34%             9.02%              7.43%              11.11%

Class A with no sales charge                      9.36%            11.10%              8.66%              11.90%

Class B with CDSC                                 3.17%             9.21%              7.47%              11.22%

Class B with  no CDSC                             8.60%            10.33%              7.90%              11.22%

Class C with CDSC                                 7.24%            10.33%              7.90%              11.12%

Class C with  no CDSC                             8.60%            10.33%              7.90%              11.12%

Class I                                           9.68%            11.43%              8.98%              12.23%


Performance of 3-month U.S. Treasury Bills*       5.31%             5.45%              4.78%               5.14%

* Source: Morningstar, Inc.

      The above table is not the performance of the fund. Giving effect to the expense limitation set forth in the "Fee Table" section, the average annual total return of the Accounts for the one-year, three-year, five-year and eight-year (since-inception) periods ended December 31, 1997 would have been approximately 0.16% higher for all classes of shares.

An investment in 3-month U.S. Treasury Bills is different from an investment in the fund or in the Accounts because Treasury Bills are backed by the full faith and credit of the United States, have a fixed rate of return and a short duration, and investors in Treasury Bills do not risk losing capital. It has been standard for market neutral managers of private accounts, including Euclid Advisors, to use the 3-month Treasury bill as a benchmark. Traditional benchmarks for stock funds are not appropriate because market neutral returns are not tied to the direction of the stock market. Moreover, part of the return from a market neutral strategy is from interest on the proceeds from short sales, which will approximate the 3-month Treasury bill return. Unlike Treasury bills, however, please keep in mind that market neutral investing involves risk
- stock prices are more volatile and there is a risk of losing your capital.

CHOOSING AMONG CLASSES WHEN PURCHASING SHARES

The fund offers investors four classes of shares which are described below. All except Class I Shares bear sales charges in different forms and amounts and all bear different levels of expenses (see Fee Table). You should choose the class of shares that is most beneficial given the amount of your purchase, the length of time you expect to hold the shares and other relevant circumstances.

Class A shares are sold with an initial sales charge that varies based upon the amount invested as shown in the table below. Class B Shares have no initial sales charge, but are subject to a declining contingent deferred sales charge
(CDSC) if sold within six years of purchase. Class C Shares have no initial sales charge, but are subject to a CDSC if sold within one year of purchase. Class B and Class C Shares have higher annual expenses than Class A Shares. Class B Shares convert to Class A Shares after a holding period of seven years from the initial purchase. Class C Shares have a shorter CDSC period than Class B Shares, but they do not convert to Class A Shares. Class I Shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Class I Shares are only available to existing clients of Euclid Advisors LLC, to persons subject to the Manager's Code of Ethics relating to securities transactions and to tax-exempt retirement plans of Zweig Securities Corp. and its affiliates, and certain institutional investors that invest at least $1 million directly with Zweig Securities Corp., the distributor. Institutional investors include: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and certain other self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations.

Contingent Deferred Sales Charge (CDSC) The applicable CDSC rate for each class of shares is set forth in the Fee Table and under "Class B Shares." The CDSC is imposed on the lesser of the current market value or the initial cost of the shares being redeemed. No CDSC is imposed upon shares acquired by reinvesting distributions. In determining whether a CDSC applies, the order of redemption is first of shares purchased through reinvestment and then of shares held the longest. Any CDSC imposed on a redemption is paid to the distributor or directly to a third party at the direction of the distributor.

We may waive the CDSC on redemption(s): (a) following the death of a shareholder; (b) if a shareholder becomes unable to engage in any substantial gainful activity because of a medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration; (c) when a total or partial redemption is made in connection with a distribution from retirement plans after reaching age 59 1/2, except that if, immediately prior to the redemption, the aggregate amount invested by the retirement plan in Class B Shares of the fund (excluding the reinvestment of distributions) during the prior four year period equals 50% or more of the total value of the retirement plan's assets in the fund or any other fund distributed by Zweig Securities Corp., then the CDSC will not be waived;
(d) from certain retirement plans; (e) under the systematic withdrawal program if the amount being withdrawn per month is no more than 1% of the value of the account at the time the program was established; and (f) effected pursuant to the fund's right to liquidate a shareholder's account if it is less than the then effective minimum account size.

The Distributor has sold, and expects to sell in the future, the right to receive all or substantially all of the 12b-1 distribution fees on Class B Shares together with the related CDSC in the event the Shares are redeemed within six (6) years of purchase. The holder of the right to receive such payments, in its sole discretion, may elect to establish its own waiver criteria, which may differ from those set forth above.

CLASS A SHARES Class A Shares are sold at net asset value plus the applicable sales charge. The offering price applies to purchases made by a single purchaser or by a single trust account. An individual, his or her spouse, and children under 21 are considered to be a single purchaser. The sales charge on Class A Shares is allocated between your investment dealer and Zweig Securities Corp., the distributor, as shown below.

Quantity discounts on Class A Shares. When you invest in Class A Shares, you may receive quantity discounts at certain dollar levels, or breakpoints. The more you invest, the smaller percentage you pay in sales charges, as shown below.

                                Sales Charge As a Percentage of
                                -------------------------------
                                    Offering       Net Asset
                                    Price of       Value of      Dealer's
                                   the Shares     the Shares      Sales
Amount Invested                     Purchased      Purchased   Concession *
---------------                     ---------      ---------   ----------

Less than $50,000                     5.50%           5.82%        4.75%
$50,000 but less than $100,000        4.75%           4.99%        4.00%
$100,000 but less than $250,000       3.75%           3.90%        3.25%
$250,000 but less than $500,000       2.75%           2.83%        2.25%
$500,000 but less than $1,000,000     1.75%           1.78%        1.50%

$1,000,000 or more                    0.00%           0.00%   (see below)

* From the date of this Prospectus through June 30, 1998, the dealer's sales concession will be 100% of the sales charge.

---------------
Commissions (as set forth below) will be paid to dealers who initiate and are responsible for purchases of $1 million or more and for purchases at net asset value made by unallocated accounts held by third party administrators, registered investment advisers, trust companies, and bank trust departments which exercise discretionary authority or hold accounts in fiduciary, agency, custodial or similar capacity if in the aggregate such accounts equal or exceed $1 million and by retirement plans with assets of $1 million or more or at least 50 eligible employees.

                                                            Dealer's Commission
Amount Purchased                                             (as % of purchase)
----------------                                             ------------------
$1,000,000 to $2,000,000                                           0.75%
$2,000,000 to $5,000,000                                           0.50%
Amount over $5,000,000                                             0.25%

No initial sales charge applies on these investments; however, a 1% CDSC will apply on redemptions within 18 months of purchase, except for redemptions of shares purchased by an investor in amounts of $1 million or more where such investor's dealer of record, due to the nature of the investor's account, notifies the distributor prior to the time of the investment that the dealer waives the commission otherwise payable to the dealer as described above, or agrees to receive such commissions ratably over an 18 month period.

Class A Shares of the fund are made available to 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") at net asset value ("NAV") without an initial sales charge if the Plan has at least $3 million in assets or 500 or more eligible employees. Class B Shares of the fund are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. On such sales, the distributor does not make the dealer payment described under Class B Shares. For further information see "Retirement Plans" in the fund's SAI.

Class A Shares also may be purchased at net asset value by current or retired, trustees, directors, officers or employees, and their families, of the fund, Zweig Mutual Funds, Euclid Advisors LLC, Zweig Securities Corp. and any company affiliated with these companies, or by current or retired registered representatives or full-time employees, and their families, of securities dealers that are members of the NASD. Class A Shares also may be sold at net asset value through certain investment dealers registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by the principal distributor, including a requirement that such shares be sold for the benefit of their clients participating in a "wrap account" or similar program under which such clients pay an ongoing fee to the investment adviser or other firm and to retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code) and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the fund. Class A Shares also may be purchased at net asset value for shareholders by dealers where the amount invested represents redemption proceeds from funds distributed other than by the distributor and where the shareholder has paid a sales charge in connection with the purchase of such other fund's shares; provided that (i) such Class A Shares are purchased within 30 days after redemption of such other fund's shares, and (ii) sufficient documentation of such redemption as the distributor may require shall be provided at the time the Class A Shares are purchased. This provision is not available where the shares of a fund being redeemed were subject to a deferred sales load or redemption fee.

Cumulative quantity discounts on Class A Shares A new purchase may be combined with Class A Shares you already own of the fund and any other mutual fund that is distributed by Zweig Securities Corp. to qualify for a discount. The sales charge on the shares being purchased will be at the rate shown in the table above applicable to the net asset value of the shares then owned plus the amount of the new purchase. To receive this discount, you or your investment dealer must request it when placing the order and give the transfer agent or distributor sufficient information to confirm that your purchase qualifies for the discount. We reserve the right to change or terminate quantity discounts at any time.

Quantity discounts through a Letter of Intention You may pay a reduced sales charge on Class A Shares if you sign a Letter of Intention at the time of your purchase. The Letter also may be back-dated to include purchases made within 90 days prior to signing the Letter of Intention. The Letter, included on the application form in this Prospectus, states your intention to purchase a sufficient quantity of Class A Shares of the fund and any other mutual fund distributed by Zweig Securities Corp. indicated within the 13-month period specified to qualify for a reduced sales charge. Purchases under the Letter are made at the sales charge applicable to the entire amount to be purchased under the Letter, as if purchased in a single transaction. A Letter of Intention can be amended during the 13-month period by filing an amended Letter with the same expiration date as the original.

The Letter of Intention is not binding. During the period covered by the Letter, the transfer agent will hold shares in escrow representing 5% of the intended purchase. After the end of the period, a price adjustment based upon the actual amount invested will be made (by redeeming escrowed shares if the purchase is not completed or by investing the difference in sales charges if the total purchases under the Letter qualify for a lower sales charge).

CLASS B SHARES Class B Shares are sold without an initial sales charge. For sales of Class B Shares, your dealer will receive 4% of the purchase amount from the distributor. The distributor, or its assignee, is reimbursed over time by the 12b-1 fees paid by Class B Shares and, if Class B shares are redeemed within six years, by a declining CDSC paid by the redeeming shareholder as follows:

                                        The CDSC
Year Since Purchase Was Made           is equal to
----------------------------           -----------

Year One                                   5%
Year Two                                   4%
Year Three                                 3%
Year Four                                  3%
Year Five                                  2%
Year Six                                   1%
Year Seven                                None*
---------------
* Class B Shares convert to Class A Shares after seven (7) years as described below.

Class B Share Conversion Feature After a holding period of seven years from the initial date of purchase, Class B Shares automatically convert to Class A Shares of the fund at respective net asset values on the 10th business day of the month following the anniversary date. At the time of conversion, Class B Shares of the fund acquired through reinvestment of distributions will convert to the corresponding Class A Shares of the fund pro-rata with Class B Shares of the fund not acquired through reinvestment. Conversion of Class B Shares to Class A Shares will not be deemed a purchase or sale of the shares for federal income tax purposes. The conversion of Class B Shares will relieve the Class B Shares that have been held for at least seven years from the higher ongoing distribution fees. Only Class B Shares have this conversion feature.

CLASS C SHARES Class C Shares are sold without an initial sales charge. For sales of Class C Shares, your dealer will receive up to 1% of the purchase amount in a manner agreed in advance from the distributor. If you redeem within one year of your purchase, you will be charged a CDSC equal to 1.25% of the lesser of the current market value or the initial cost of the shares being redeemed.

Class B and Class C Shares offer the benefit of putting all of your dollars to work immediately; however, they have higher annual expenses and pay lower dividends than Class A Shares. Class C Shares have a shorter CDSC period than Class B Shares; however, they do not convert to Class A Shares.

CLASS I SHARES Class I Shares, which have no initial sales charge and no Rule 12b-1 fee, are currently available for purchase only from Zweig Securities Corp. by existing clients of Euclid Advisors LLC, by persons subject to the Manager's Code of Ethics relating to personal securities transactions and by tax-exempt retirement plans of Zweig Securities Corp. and its affiliates and certain institutional investors. Class I Shares may be purchased at net asset value in exchange for security positions on deposit at the Depository Trust Company ("DTC") valued using the same proceedures as used to determine net asset value, or by a combination of such positions and cash, subject to the determination by the portfolio manager that the security positions to be exchanged are appropriate investments and the transaction is in the fund's interest. Generally, the transaction will be a taxable event for federal income tax purposes. Class I Shares are not available in all states.

The Distributor will reallow up to 0.15% to dealers whose representatives have sold or are expected to sell substantial amounts of shares of funds distributed by Zweig Securities Corp. provided that the dealer has agreed to supply special assistance in marketing shares of the funds, including providing access to the dealer's sales personnel and information dissemination systems such as computer screens, internal publications, publications sent to clients and mailing lists. These reallowances are in addition to the sales concessions shown in the above tables, and may be subject to chargeback for redemptions within one year. An alternative arrangement, available to any dealer that has agreed to provide marketing, record keeping and related administrative services to tax-qualified employee benefit plans, including the processing of orders for investment and reinvestment of plan assets in shares of the funds at net asset value, provides for compensation at an annual rate of up to 0.20% of plan participant holdings of Zweig Funds. In addition, Zweig Securities Corp. also may pay dealers a fee at the annual rate of up to 0.10% of the average daily net assets that have been continually invested in the funds for at least four years. Zweig Securities Corp. also may pay dealers a fee of up to 0.10% of the average daily net assets invested through such dealers in Zweig Funds by participants in programs sponsored by such dealers. Zweig Securities Corp. reserves the right to alter or discontinue paying any of the foregoing fees at any time. These fees will be paid from Zweig Securities Corp.'s or the Manager's own funds, including past profits or any other source available to them. With respect to certain retirement plans the distributor may not make dealer payments as described above.

The Distributor, at its expense, may also provide dealers who have sold shares of the fund with financial assistance in connection with conferences, sales training or promotional programs for their employees, seminars for the public, advertising campaigns regarding one or more of the funds it distributes or other dealer-sponsored special events. Such financial assistance may include payment for travel expenses and lodging incurred in connection with trips taken by invited registered representatives and members of their families for meetings and seminars of a business nature.

The above arrangements relate to purchases effected through dealers in the United States. Purchases outside the United States may be subject to local rules and customs, and different sales charges, fees and dealer compensation may apply. Certain dealers may not sell all classes of shares.

HOW TO INVEST IN THE FUND

You can buy shares through your investment professional, directly from the fund's transfer agent, or automatically through a regular investment plan.

----------------------------------------------------------------
                                               Minimum
             Minimum Initial  Minimum Initial  Subsequent
Class C      Investment       IRA Investment*  Investment
----------------------------------------------------------------

A, B and C   $1,000           $250             None


I            $1,000,000       $1,000,000       None
----------------------------------------------------------------

*or other retirement accounts, pension and profit sharing plans, custodial accounts under the Uniform Gift to Minors Act, trusts and estates or qualifying group plans.

The fund and its transfer agent have appointed, and may in the future appoint, organizations qualified to serve in such capacity to act as a subtransfer agent for the fund. Purchases of the fund will be at the offering price next determined after the transfer or sub-transfer agent or investment dealer receives the order, provided the dealer transmits the order to the fund's transfer or subtransfer agent that day. We reserve the right to change or waive minimums or to reject any order.

How to Buy Shares Through your investment professional

      o     To open your account, contact your investment professional.

If you invest through an investment professional, the firm may have its own service features, transaction charges and fees. This prospectus should be read in conjunction with such firms' material regarding their fees and services. If you wish us to refer you to an investment professional, call us at 1-800-272-2700. Investment professionals receive compensation for providing investment advice, and such compensation may differ for selling shares of different classes of Euclid Mutual Funds. The fund may be unable to provide account information or other services for shares held in the name of, or controlled by, an investment dealer.

How to Buy Shares Through the Transfer Agent

      o Complete the attached application or send a letter specifying the class of shares you wish to buy. If you do not specify a class, your purchase will be automatically invested in Class A Shares.

      o Enclose a check made payable to State Street Bank and Trust Company or to Euclid Market Neutral Fund. (We will not accept third party checks, i.e. any checks which are not payable to the order of State Street Bank and Trust Company or Euclid Market Neutral Fund.)

      o     Mail to State Street Bank and Trust Company:

       By regular mail:                      By courier or overnight mail:
                                             2 Heritage Drive
       P.O. Box 8505                         Third Floor
       Boston, MA  02266-8505                Quincy, MA  02171
       Att: Euclid Mutual Funds              Att: Euclid Mutual Funds

      o     For wire instructions (Federal funds) please call 1-800-628-0441.

      o Automatic investment plan purchases. Move money from your bank account or via payroll deduction into the fund on any day of each month or quarter. Please refer to the application form in this prospectus or call 1-800-272-2700 for assistance. If an account registration is changed, this feature will be terminated unless its continuance is specifically requested.

HOW TO SELL YOUR FUND SHARES

You can sell your shares on any day the New York Stock Exchange (NYSE) is open. The price you receive will be the net asset value less any applicable contingent deferred sales charge. The net asset value you will receive is calculated as of the close of regular trading on the NYSE on the day your sell order is received at the transfer or subtransfer agent. Proceeds of your sale will generally be mailed to you within seven days after your request is received. If shares are bought with an uncertified check and sold within 15 days after purchase, the proceeds may not be paid until 15 days after the purchase. If the fund is given evidence of cleared funds, money will be released earlier.

Selling Your Shares Through Your Investment Professional

      o Contact your investment professional if you bought your shares at your brokerage firm. If you sell your shares through your investment professional, the price you will receive will be the price of shares as of the close of regular trading on the NYSE on the day the order is transmitted to the transfer or subtransfer agent by your brokerage firm, less any applicable contingent deferred sales charge.

Selling Your Shares BY MAIL Through the Transfer Agent

      o     Send a letter to sell your shares to: State Street Bank and Trust
            Company

       By regular mail:                      By courier or overnight mail:
                                             2 Heritage Drive
       P.O. Box 8505                         Third Floor
       Boston, MA  02266-8505                Quincy, MA  02171
       Att: Euclid Mutual Funds              Att: Euclid Mutual Funds

      o     Remember to sign the letter exactly as your account is registered.

      o Sales over $10,000 for individual accounts (over $25,000 for joint accounts) require a signature guarantee of the registered owner(s) or legal representative. Appropriate signature guarantors include: banks and savings associations, credit unions, member firms of a national securities exchange, municipal securities dealers and government securities dealers. See the SAI or call 1-800-272-2700 for assistance.

      o Corporate and Fiduciary shareholders selling shares must include the appropriate documentation establishing the authority of the person seeking to act on behalf of the account.

Selling your shares BY TELEPHONE through the Transfer Agent

You may sell your shares by telephone (unless you elected not to have this privilege in your account application or your address of record has been changed within the preceding 15 day). Call 1-800-272-2700

Proceeds will be mailed to the address on the account. If you designated a domestic bank on the application form when you opened your account, you may have redemption proceeds of $1,000 or more wired to the bank. Any change in wire redemption directions requires a signature guarantee from an appropriate guarantor. In order to sell shares on the day you place the order, the transfer agent must receive your instructions to sell before the close of regular trading on the NYSE.

The maximum amount that may be redeemed by telephone is $10,000 for individual accounts ($25,000 for joint accounts). Neither the fund, the distributor, nor the transfer agent will be liable for any loss in acting on telephone instructions reasonably believed to be authentic, and the investor will bear the risk of loss in the event of a fraudulent telephone redemption, provided that the fund and/or its transfer agent has established and employed procedures reasonably designed to confirm that instructions given by phone are genuine. Such procedures would include requiring a form of personal identification from the caller and recording telephone instructions. For identification purposes, the fund's transfer agent may require such information as it deems necessary before accepting redemption instructions. Without such reasonable procedures, the fund may otherwise be liable for any losses due to unauthorized or fraudulent instructions.

During periods of extremely drastic economic or market changes, it may become difficult to implement a telephone redemption. In the event that you have difficulty reaching the transfer agent at its toll-free number, you should consider sending written redemption instructions in the manner explained above. We reserve the right to refuse telephone redemption requests and to limit their amount or frequency. If, however, we determine not to accept a telephone redemption request, we will seek to advise you promptly of that decision and, to the extent feasible, will communicate that decision by telephone.

Redemptions normally will be made in cash. Redemptions also may be made in kind pursuant to an election under Rule 18f-1 of the Investment Company Act of 1940 (the 1940 Act), as discussed more fully in the SAI. Rights of redemption may be suspended if the NYSE is closed, other than customary weekend or holiday closings, or for such other periods as the Securities and Exchange Commission has permitted.

Reinstatement privilege If you have made a partial or complete redemption of shares, you may reinvest all or part of the redemption proceeds and receive a pro rata credit for any CDSC or initial sales charge paid, provided the reinvestment is made within 30 days after the redemption. You may exercise this privilege only once a year.

Systematic cash withdrawal programs If your account has $5,000 or more, you may set up a program to receive a specific amount in cash either monthly or quarterly. Contact your investment professional or complete the application form in this prospectus. Under these programs, all distributions must be reinvested. Purchasing additional shares while receiving payments under these programs ordinarily will be disadvantageous because of sales charges. Shares redeemed may be subject to a CDSC. We may modify or terminate these programs at any time. If an account registration is changed, this feature will be terminated unless its continuance is specifically requested.

Minimum account size If your account balance falls below $1,000 as a result of redeeming shares, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your balance, we reserve the right to close your account and send the proceeds to you. Your shares will be redeemed at the net asset value on the day your account is closed. We normally will not close an account maintained in connection with a tax-deferred retirement plan.

EXCHANGE PRIVILEGE

You can exchange shares of the fund for shares of the same class of another fund distributed by Zweig Securities Corp. at their respective net asset values. All exchanges are effected as of the close of regular trading on the NYSE. You can exchange shares either through your investment professional or, if the shares are registered in your name, through the transfer agent. You may exchange shares through the transfer agent by mail or by telephone, or you may instruct the transfer agent to make systemic exchanges of fund shares on the 15th day of each month or quarter (see the application form in this Prospectus).

Each exchange is a sale of shares of the fund and a purchase of the same class of shares of another fund. An exchange may produce a gain or a loss for tax purposes, and is subject to the terms and conditions applicable to telephone redemptions and the minimum investment requirement of each fund. We reserve the right to reject any exchange request, or to modify or terminate exchange privileges upon 60 days' written notice to shareholders.

NET ASSET VALUE

The fund determines the net asset value of each class of its shares on each day that the NYSE is open. Net asset values are calculated as of the close of regular trading on the NYSE.

We value portfolio securities at market value when quotations are readily available. We value securities for which market quotations are not readily available at fair value as determined using procedures determined by the Board of Trustees. We value short-term obligations having a remaining maturity of 60 days or less at amortized cost (which approximates market value).

DISTRIBUTIONS AND TAXES

Any net realized capital gains will be paid at least annually, except that net short-term capital gains may be paid more frequently, together with the dividends from net investment income.

Distributions are declared separately for each class of shares of the fund. Distributions will be reinvested at net asset value unless you elect to receive distributions in cash. If an account registration is changed, the cash election will be terminated unless its continuance is specifically requested. Shareholders who have elected to receive distributions in cash but whose accounts had two consecutive mailings returned as "undeliverable", will automatically have their future distributions reinvested at net asset value.

Because Class B and Class C Shares have higher 12b-1 fees, dividends on Class A Shares will be higher than dividends on Class B and Class C Shares. Because Class I Shares have no 12b-1 fees, dividends on Class I Shares will be higher than dividends on Class A Shares.

The fund intends to qualify as a regulated investment company for federal income tax purposes so long as, in management's view, such qualification is in the shareholders' interest. We intend to distribute all of the fund's net investment income and net capital gains so as to be relieved of federal taxes. Distributions of net investment income and short-term capital gains are taxed as dividends. For noncorporate taxpayers, long-term capital gains (defined as gains realized upon the sale of assets held more than 18 months) are subject to a maximum tax rate of 20% (10% for individuals in the 15% tax bracket). Gains realized upon the sale of assets held more than 12 months but not more than 18 months (formerly considered long-term gains) are now considered medium-term gains subject to a maximum tax rate of 28% (15% for individuals in the 15% tax bracket). Distributions are taxable when paid, whether taken in cash or reinvested, except that distributions declared in November and December and paid in January are taxable as if paid on December 31st. You should receive by January 31 of each year, a statement showing the tax status of your distributions for the prior year and the proceeds of your redemptions (including exchanges), if any. When you sell your shares, their tax basis is the total of your cash investments plus all distributions that have been reinvested, less any return of capital distributions. To assist you in determining your tax basis, please keep your year-end account statements with your other tax records. The foregoing is a summary of certain federal income tax consequences. Be sure to consult your own tax adviser to determine the precise effect of your investment in the fund on your particular tax situation, and any state and local tax consequences.

THE DISTRIBUTOR

Zweig Securities Corp. serves as principal distributor of shares of the fund. At any given time, the distributor may incur expenses in distributing shares of the fund that are in excess of the total payments made by the fund under the Rule 12b-1 Plans for distribution (Class I Shares do not have a Rule 12b-1 Plan). Because there is no requirement that the distributor be reimbursed for all its expenses, or that a plan be continued from year to year, this excess does not constitute a liability of the fund. Although there is no legal obligation for the fund to pay expenses in excess of payments made to the distributor under the plans, if for any reason a plan is terminated, the Board of Trustees will consider the manner in which to treat such expenses. Any cumulative unreimbursed expenses may or may not be recovered through future distribution fees. If the distributor receives any Rule 12b-1 payments in excess of actual distribution expenses, the difference could be viewed as profit to the distributor for that year. Accordingly, the fund's Class A, B, and C Rule 12b-1 Plans are classified as compensation plans.

A service fee equal to 0.25% may be paid to financial services firms, including NASD member firms that have signed agreements for continuous personal service by such firms to investors in the fund. NASD member firms may also be paid a portion of the asset-based sales charges on Class C Shares, so that these dealers receive such reallowances at the following aggregate annual rates: (i) 0.25% commencing from date of purchase for the Class A Shares, (ii) 0.25% commencing one year after purchase for the Class B Shares, and (iii) 0.95% commencing one year after purchase for the Class C Shares.

THE MANAGER AND MANAGEMENT FEE

The investments of the fund are managed by Euclid Advisors LLC, a wholly-owned subsidiary of Zweig/Glaser Advisers. In addition to managing the fund's investments, Euclid Advisors LLC also: makes recommendations with respect to the fund's business affairs; furnishes certain administrative services, office space and equipment; and permits its employees or arranges for employees of affiliates to serve as the officers of the Trust without additional compensation from the fund. The Manager's fee is based on the average daily net assets of the fund at the annual rate of 1.50%. The rate is constant and does not diminish with an increase in the net assets of the fund. The management fee is higher than that paid by most funds. All other expenses incurred in the operation of the fund, a detailed list of which appears in the SAI, are borne by the fund.

Brokerage Transactions To buy and sell securities for the fund, Euclid Advisors LLC may use its broker/dealer affiliates or other firms that sell shares of the fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers.

ORGANIZATION OF THE FUND

The Trust was established as a Delaware business trust on February 3, 1998. The Board of Trustees directs the management of the business of the Trust. The Board has duties and responsibilities comparable to those of the boards of directors of corporations, not to those of trustees under customary trust principles. The Trustees oversee the Trust's activities, elect the officers of the Trust who are responsible for its day-to-day operations, review contractual arrangements with the companies that provide services to the Trust, and review investment performance.

The Trust, an open-end, diversified, management investment company, has an unlimited number of shares of beneficial interest which, without shareholder approval, may be divided by the Trustees into an unlimited number of funds and classes. Voting rights are based on a shareholder's total dollar interest in a Series and are thus allocated in proportion to the value of each shareholder's investment. Shares vote together on matters that concern the entire Trust, or by individual fund or class when the Board of Trustees determines that the matter affects only the interests of a particular fund or class.

Application (Do not use for retirement plans) For application assistance call 1-800-272-2700.

Zweig/Euclid Mutual Funds

Mail all forms and checks to:
Zweig/Euclid Mutual Funds
c/o State Street Bank and
 Trust Company
P.O. Box 8505
Boston, MA 02266-8505

By courier to:
Zweig/Euclid Mutual Funds
c/o State Street Bank and
 Trust Company
2 Heritage Drive, 3rd Floor
Quincy, MA 02171

If your account is already established enter the account number here:

1. ACCOUNT NAME (Check only one box)

_     Individual or joint owners*

      -------------------------------------------------------------------------
      Your Name (first, middle, last)

      -------------------------------------------------------------------------
      Joint Owner Name (first, middle, last)

      -------------------------------------------------------------------------
      Social Security Number (to be used for tax reporting)

_ Gift to minor A minor is the beneficial owner of the account with an adult Custodian managing the account until the minor becomes of age, as specified in the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA). The Custodian's signature is required for all transactions.

      -------------------------------------------------------------------------
      Custodian Name (first, middle, last)

      -------------------------------------------------------------------------
      Minor Name (first, middle, last)

      -------------------------------------------------------------------------
      Minor Social Security Number                      Minor State of Residence

_ Trust Account is established in accordance with provisions of a trust agreement. The Trustee's or designated agent's signature is required for all transactions.

      -------------------------------------------------------------------------
      Trust Title                                       Date of Trust Agreement

      -------------------------------------------------------------------------
      Trustee Name                            Trust Tax ID Number

      -------------------------------------------------------------------------
      Additional Trustee Name
_     Corporation or other entity

      -------------------------------------------------------------------------
      Name

      -------------------------------------------------------------------------
      Tax ID Number                                              Type of entity

      -------------------------------------------------------------------------
      Officer or Partner authorized to act on the account


2. ADDRESS AND CITIZENSHIP

-------------------------------------------------------------------------------
Street or P.O. Box

-------------------------------------------------------------------------------
City                                    State                          Zip Code

-------------------------------------------------------------------------------
Daytime Phone

-------------------------------------------------------------------------------
Evening Phone

Citizenship:      _     U.S. Citizen
                  _     Resident Alien
                  _     Non-Resident Alien:
                                           ------------------------------------
                                                                  Country

-------------------------------------------------------------------------------
Name of Employer

-------------------------------------------------------------------------------
Address

* Joint tenancy with right of survivorship unless you reside in a community property state or prefer otherwise. Note: Both signatures will be required for changes to an account with joint ownership.

3. INVESTMENT INFORMATION

Minimum initial investment for each fund: $1,000; $250 for IRA and other Retirement Plans, pension and profit sharing plans, custodial accounts under the Uniform Gifts to Minors Act, trust and estate or qualifying group plans. There is no minimum amount for subsequent investments. Please check the Class of Shares you have chosen.

A.Fund Name:
            -------------------------------------------------------------------
      _ Class A               _ Class B           _ Class C
  Investment Amount: $
                      ---------------------------------------------------------
B.Fund Name:
            -------------------------------------------------------------------
      _ Class A               _ Class B           _ Class C
  Investment Amount: $
                      ---------------------------------------------------------
C.Fund Name:
            -------------------------------------------------------------------
      _ Class A               _ Class B           _ Class C
  Investment Amount: $
                      ---------------------------------------------------------

4. INVESTMENT SOURCE

_ By check Please make your check payable to State Street Bank and Trust Company or to the appropriate Zweig or Euclid Fund. NO OTHER CHECK WILL BE ACCEPTED.

      $
       ------------------------------------------------------------------------

_     By wire Call 1-800-628-0441 for instructions.

      $
       ------------------------------------------------------------------------
      Account No.____

5. DISTRIBUTION OPTION

See Prospectus for details. If box is not checked, all distributions will be reinvested. (Check only one box)

_   All dividends and capital gains reinvested
_   Income dividends in cash, capital gains reinvested
_   All dividends and capital gains paid in cash
_   Income dividends reinvested, capital gains in cash

6. SHAREHOLDER PRIVILEGES

Telephone Exchange You may use the telephone to make exchanges among any Zweig or Euclid Fund with the same registration. Unless the box below is checked, the telephone service WILL be established. In the event of a fraudulent telephone redemption, the investor will bear the risk of loss. See Prospectus. (Exchanges are processed only in the same class of shares). The minimum exchange is $1,000 if establishing a new account.

_   I do NOT want to make exchanges by telephone.

Systematic Exchanges You can automatically exchange $100 or more on the same day each month or quarter from one fund account to any other fund accounts on or about the 15th of the month.

_     I/We authorize State Street Bank and Trust Company to exchange $_________

from _______________________________ to _______________________________________
               Fund Name                              Fund Name

      _ Class A               _ Class B           _ Class C
beginning with the month of
                           ----------------------------------------------------
on a        _     monthly           _     quarterly basis.

Telephone/Expedited Redemption You may redeem shares by telephone. Proceeds only will be sent by check to the address of record. If the redemption is by wire ($1,000 minimum for wire redemption), the proceeds will be wired only to the bank account listed below or attach a voided check to establish this service. Unless the box is checked the telephone service WILL be established.

_     I do NOT want to redeem my shares by telephone or wire.

      Wire instructions:
                        -------------------------------------------------------
                        Name of Bank

            -------------------------------------------------------
ABA Number (Federal Routing Number)

                        -------------------------------------------------------
                        Bank Account Number

                        -------------------------------------------------------
                        Name(s) on Bank Account

In the event of a fraudulent telephone redemption, the investor will bear the risk of loss, since the Trust and its agents disclaim liability for acting upon telephone instructions reasonably believed to be authentic. Reasonable procedures are employed to confirm that instructions given by telephone are genuine, such as requiring a form of personal identification from the caller, providing written confirmation of these transactions and recording telephone instructions.

Systematic Cash Withdrawal Program You may receive a check monthly or quarterly (minimum $25). There must be a minimum of $5,000 in the selected Fund to initiate this plan. Under this plan dividends and distributions will be reinvested regardless of the option chosen in Section 5, and all shares will be on deposit with State Street Bank and Trust Company, not in certificate form. (Shares redeemed may be subject to a CDSC.) The amount you specify will be redeemed or exchanged on or about the 20th of the month.

_     I/We authorize State Street Bank and Trust Company to withdraw $  _______

      from ______________________  Class A          _   Class B    _   Class C
                  Fund Name
                                         beginning with the month of    _______

      on a        _     monthly           _     quarterly basis.

   Please complete "Bank Information" below if you wish to have your withdrawal wired to your bank.

      If you wish to have your check mailed to an address other than the address named in Section 2, complete the next section and sign where indicated.


      Name (first, middle, last)                                        _______


      Address                                                           _______

                                                                        _______
                        City            State          Zip Code

      -------------------------------------------------------------------------
      Signature                       Signature

Automatic Investment Plan You can automatically move $100 or more (no minimum for IRA and other plans as described in Section 3) from your bank account _ Savings _ Checking into any of your fund accounts on any day of the month. Please attach a voided check or deposit slip from your bank account. If your investment is by wire please provide bank information below.

_I authorize State Street Bank and Trust Company to make regular investments of $
      -------------------------
      into my account in
                         ------------------------------------------------------
                                               Fund Name

      _ Class A               _ Class B           _ Class C

      beginning with the month of
                                  ---------------------------------------------
      on the ____ day (choose any day from the 1st
    to the 31st) of each        _     month  _    quarter

Bank Information:

Note: Your bank must be a member of the Automated Clearing House (ACH). Please call your bank if you are unsure.


----------------------------------------------------------------------
Name of Bank


----------------------------------------------------------------------
ACH Routing Number*

*this nine-digit number used to identify your bank to the ACH can be found in the lower left-hand corner of your bank check. If your account is with a savings bank or credit union, you must contact the institution to obtain its ACH routing number.


---------------------------------------------------------------------
Name(s) on Bank Account

---------------------------------------------------------------------
Bank Account Number

Check one:
  Checking Account (You must attach a voided check for the above referenced account.)

  Savings Account (Please obtain proper ACH routing information from your bank.)

Passbook savings and money market mutual fund accounts are NOT eligible.

Activation of Automatic Investment Plan The Zweig/Euclid Automatic Investment Plan normally becomes active 15 business days after we receive your application. Your investment may be credited for purchase in Zweig/Euclid Mutual Funds up to three business days after the date you selected on the application. Establishment of the Automatic Investment Plan may be delayed if proper information is not provided.

Zweig/Euclid Savings Plan State Street Bank and Trust Company will send you an invoice each month or quarter in order to make regular investments into the fund. The minimum amount is $100 ($25 for retirement plans). You are under no obligation to make these payments.

_ YES, I want to join the Savings Plan and make regular investments of $ into my account. Please send me an invoice each _ month _ quarter.

7. LETTER OF INTENTION

You may qualify for a reduced sales charge by electing this item. I agree to the Letter of Intention provisions outlined in the prospectus, and intend to invest over a 13-month period beginning , 19 (purchase date not more than 90 days prior to this Letter):

_ $50,000 _ $100,000 _ $250,000 _ $500,000 _ $1,000,000

8. DEALERS AND ADVISERS ONLY

If certification below is executed, duplicate statements will be sent to the address indicated below. Please be sure to enter the correct Financial Professional's Number and Branch Number.

--------------------------------------------------------------------------------
Financial Professional's Name                   Financial Professional's Number

--------------------------------------------------------------------------------
Dealer/Adviser's Name                       Telephone

--------------------------------------------------------------------------------
Dealer/Adviser's Address                    Branch Number

9. YOUR ACCEPTANCE

All registrants MUST sign. Until a properly completed SIGNED application has been received by State Street Bank and Trust Company, no redemptions or exchanges from the account will be processed.

      I (we) have full right, authority, and legal capacity and am (are) of legal age in state of residence to purchase shares of the designated fund. I
(we) affirm that I (we) have received the current prospectus of the designated fund (s) and agree to its terms.

      I (we) agree that State Street Bank and Trust Company, Zweig Series Trust, Euclid Mutual Funds, Zweig Securities Corp., or their officers or employees, will not be liable for any loss, expense or cost for acting upon any instructions or inquiries believed to be genuine.

      I (we) acknowledge that unless I (we) have elected not to have telephone privileges in Section 6 above, the account will be subject to the telephone exchange and redemption privileges described in the current prospectus and agree that the Trust, the distributor and Transfer Agent will not be liable for any loss in acting on written or telephone instructions reasonably believed by them to be authentic.

      Under penalties of perjury, each undersigned certifies that the social security or taxpayer identification number given above is correct and that I
(we) am (are) not subject to backup withholding because I (we) have not been notified that I (we) am (are) subject to backup withholding or that the IRS has notified me (us) that I (we) am (are) no longer subject. Sign below exactly as the account is to be registered (corporations, etc., indicate titles):

--------------------------------------------------------------------------------
Individual or Custodian Name                                 Date

--------------------------------------------------------------------------------
Joint Registrant, if any

--------------------------------------------------------------------------------
Officer, Partner, Trustee, etc.                       Date                Title

--------------------------------------------------------------------------------
Officer, Partner, Trustee, etc.                       Date                Title

IMPORTANT:

No investment can be redeemed from an account within 15 days following purchase if an investor purchases shares with a check unless the fund is given evidence of cleared funds. This limitation does not apply to investments made by wire transfer. The Internal Revenue Service requires that all taxpayers provide their Taxpayer Identification Number (Social Security Number) in the space provided in
Section 1 of the Application and certify to its correctness. Failure by non-exempt taxpayers to furnish State Street Bank with their correct Taxpayer Identification Number WILL result in withholding 31% of all taxable dividends paid to the account and/or withholding on certain other payments to the account (this is referred to as "backup withholding").

Confirmation of Account Establishment - Within a few days after the Application is received by State Street Bank and Trust Company, a confirmation statement(s) showing the account number(s), amount received, shares purchased and price paid per share should be received by the registered shareholder for each Series selected.

Subsequent payments - A new application need not be submitted with additional payments to an existing account if a current Application is on file with State Street Bank and Trust Company. Subsequent purchases should be identified by account number and account registration. This can be accomplished by using the payment stub attached to the statement received shortly after making an investment.

For application assistance or retirement plan information call 1-800-272-2700.

[LOGO] : Euclid Mutual Funds
900 Third Avenue, 31st Floor
New York, NY 10022-4728

Investment Manager
Euclid Advisors LLC
900 Third Avenue, 31st Floor
New York, New York 10022-4728

Principal Distributor
Zweig Securities Corp.
900 Third Avenue, 31st Floor


New York, New York 10022-4728

Custodian
The Bank of New York
48 Wall Street
New York, New York 10015

Transfer Agent and Dividend Paying Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Counsel
Shearman & Sterling
599 Lexington Avenue
New York, New York 10022

Independent Accountants
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York 10019

No dealer, salesperson or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Investment Manager or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

              For more information, contact your financial advisor or call us at
                               1-800-272-2700 Visit our website at www.zweig.com

                                         (c) Zweig Securities Corp. Member NASD.
                                                                       TPMN 9804

[LOGO]
Printed on recycled paper.

                           EUCLID MARKET NEUTRAL FUND
                                   A Series of
                               EUCLID MUTUAL FUNDS
                   900 Third Avenue, New York, N.Y. 10022-4728


                       STATEMENT OF ADDITIONAL INFORMATION
                                  April 29, 1998


      Euclid Market Neutral Fund (the "Fund"), is a diversified, open-end management investment company organized as a series of Euclid Mutual Funds, a Delaware business trust (the "Trust").

      This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Prospectus of the Fund (the "Prospectus" ), dated April 29, 1998, which can be obtained without cost by contacting your financial professional or by calling or writing the Fund at the telephone number and address printed on this cover page. This Statement of Additional Information is intended to provide you with further information about the Fund.


                               Euclid Mutual Funds
                           (Toll Free 1-800-272-2700)


TABLE OF CONTENTS                                                           Page
INVESTMENT OBJECTIVE AND POLICIES                                             2
INVESTMENT RESTRICTIONS                                                       2
OTHER INVESTMENT POLICIES                                                     3
PURCHASE AND REDEMPTION OF SHARES                                             6
REINSTATEMENT PRIVILEGE                                                       6
EXCHANGE PRIVILEGE                                                            7
INVOLUNTARY REDEMPTIONS                                                       7
RETIREMENT PLANS                                                              7
NET ASSET VALUE AND TAXES                                                     7
TRUSTEES AND OFFICERS OF THE TRUST                                            9
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                          11
INVESTMENT MANAGEMENT AND OTHER SERVICES                                     11
  Manager                                                                    11
  Distributor                                                                12
  Distribution Plans                                                         12
  Custodian, Fund Accounting Agent, Transfer Agent and Dividend Paying Agent 13
  Independent Accountants                                                    13
  Counsel                                                                    13
MANAGER'S PRIOR PERFORMANCE                                                  13
PORTFOLIO TRANSACTIONS AND BROKERAGE                                         15
YIELD AND PERFORMANCE INFORMATION                                            16
REGISTRATION STATEMENT                                                       17
FINANCIAL STATEMENTS                                                         18

INVESTMENT OBJECTIVE AND POLICIES

      The Fund's investment objective and policies and permitted investments are described in the Prospectus under the headings "Investment Objective", "Our General Investment Philosophy and Strategy", "Other Investment Policies" and "Risk Factors". Set forth below is additional information with respect to the investment policies and a description of certain financial instruments and techniques utilized by the Fund. Except as explicitly set forth in this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval.

INVESTMENT RESTRICTIONS

      The first eight investment restrictions set forth below are fundamental policies of the Fund. These restrictions cannot be changed without a vote of a majority of the outstanding voting securities of the Fund. However, these policies may be modified by the Trustees without shareholder approval to the extent necessary to facilitate the implementation of a master-feeder structure for the Fund ( i.e., a structure under which the Fund acts as a feeder and invests all of its assets in a single pooled master fund with substantially the same investment objectives and policies).

      Fundamental Policies Except as stated above with respect to a master-feeder structure, the Fund may not:

      1. Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would be 25% or more of the value of its total assets (there is no such limitation with respect to obligations of the U.S. Government, its agencies or instrumentalities or with respect to investments in other investment companies complying with such policy).

      2. With respect to 75% of the Fund's assets, purchase the securities of any one issuer if immediately after such purchase (i) more than 5% of the value of the Fund's total assets would be invested in such issuer or (ii) the Fund would own more than 10% of the outstanding voting securities of such issuer. (Such limitations do not apply to securities issued by the U.S. Government, its agencies or instrumentalities or with respect to investments in other investment companies complying with such policy).

      3. Invest in real estate, provided that this limitation shall not prohibit the purchase of securities issued by companies that invest in real estate or interests therein, including real estate investment trusts.

      4. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (if the aggregate value of the loaned securities does not at any time exceed one-third of the total assets of the Fund), or the entry into repurchase agreements.

      5. Issue "senior securities," except as permitted under the Investment Company Act of 1940.

      6. Act as an underwriter, except that the Fund technically may be deemed to be an underwriter in a registration under the Securities Act of 1933 to resell restricted securities.

      7. Invest in physical commodities or commodity contracts; provided that this limitation shall not prevent the Fund from purchasing and selling futures contracts and options.

      8. Borrow money in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of the Fund's total assets, the Fund will make no further investments until such borrowing is repaid. (Short sales and related borrowings of securities are not subject to these restrictions.)

      Non-Fundamental Restrictions The following investment restrictions and policies are non-fundamental and can be changed by the Board of Trustees without shareholder approval. Currently, the Fund may not:

      9. Maintain a short position, or sell securities short if, when added together, more than 100% of the value of the Fund's net assets would be (I) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not considered in applying this limitation.

      10. Pledge its assets in an amount greater than 10% of the value of its total assets, and then only to secure borrowings permitted by Restriction 8 (collateral or deposit arrangements with respect to short sales, swaps and other derivatives, or the deposit of initial or maintenance margin in connection with futures contracts, will not be deemed to be a pledge of the Fund's assets).

      11. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions and initial and variation margin payments in connection with transactions in futures and options contracts. (Short sales may be made in a margin account).

      12. Purchase securities which are not readily marketable, such as securities subject to legal or contractual restrictions on resale or securities which are otherwise illiquid including repurchase agreements having more than seven days remaining to maturity, if, as a result, more than 15% of the Fund's net assets would consist of such securities.

      13. Purchase securities of any other investment company, except (i) by purchase in the open market involving only customary brokers' commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets, or (iii) as otherwise permitted by applicable law.

      14. Participate on a joint or a joint and several basis in any trading account in securities. (The bunching of orders for the sale or purchase of portfolio securities of two or more accounts managed by the Manager or its affiliates, shall not be considered participation in a joint securities trading account).

Limitations apply at the time an investment is made; a subsequent increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions.

      The phrases "shareholder approval" and "vote of a majority of the outstanding voting securities", as used in the Prospectus or in this Statement of Additional Information means the affirmative vote of (i) 67% or more of the Fund's voting securities present at a meeting of shareholders if the holders of more than 50% of the Fund's outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. Shares of the fund have voting power based on dollar value and are thus allocated in proportion to the value of each shareholder's investment on the record date.

      The Board of Trustees, which has the primary responsibility for the overall management of the Fund, has determined that, while there are certain risks inherent in using short sales, futures and options, the Manager has demonstrated its expertise and ability to use these financial instruments and investment techniques effectively. The flexibility and potential for enhanced long-term performance and risk reduction warrant their use, in the opinion of the Board of Trustees.

OTHER INVESTMENT POLICIES

      Short Sales The Fund will seek to neutralize the exposure of its long equity positions to general equity market risk and to realize additional gains through the use of short sales (selling a security it does not own) in anticipation of a decline in the value of the security sold short relative to the long positions held by the Fund. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account) until the short position is closed out, to the extent necessary to meet margin requirements. The Fund also will incur transaction costs in effecting short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

      Index Futures, and Index and Equity Options In addition to purchasing or selling short individual securities, the Fund may purchase or sell short any type of future or option related to its investments. These may include options not traded on exchanges, futures or options tied to stock indexes or averages and options on individual securities. Futures and options also may be used or combined with each other in order to implement the Fund's overall strategy.

      Futures and options tied to a securities index such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") have been used by mutual funds for many years to manage their portfolios more efficiently. An S&P 500 futures contract is a contract to buy or sell units of the S&P 500 at a specified future date at a price agreed upon when the contract is made. A unit is the value of the S&P 500 from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract, or holding a long position in the S&P 500. Entering into a contract to sell units is commonly referred to as selling a contract, or holding a short position in the S&P 500.

      Futures Contracts In contrast to purchases of a common stock, no price is paid or received by the Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit in an account for the futures broker a specified amount of cash or liquid securities, currently 2% to 5% of the contract amount. This is known as "initial margin". The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In addition to initial margin, the Fund is required to deposit cash, liquid debt securities, liquid equity securities or cash equivalents in an amount equal to the notional value of all long futures contracts, less the initial margin amount, in a segregated account with the custodian to ensure that the use of such futures contracts is not leveraged. If the value of the securities placed in the segregated account declines, additional securities, cash or cash equivalents must be placed in the segregated account so that the value of the account will at least equal the amount of the Fund's commitments with respect to such futures contracts. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the future fluctuates, a process known as "marking-to-the-market". For example, if the Fund purchases an S&P 500 future and the S&P 500 has risen, the Fund's corresponding futures position will increase in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the S&P 500 declines, the Fund's futures position will be less valuable and the Fund will be required to make a variation margin payment to the broker. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid to or by the Fund, and the Fund realizes a gain or a loss.

      The price of index futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market which also may cause temporary price distortions.

      Positions in futures contracts may be closed out only if there is a secondary market for such futures. Although the Fund intends to purchase or sell futures only where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin

      Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the price in the sale, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

      The hours of trading for futures contracts may not conform to the hours during which the underlying securities are traded. To the extent that the futures contracts markets close after the markets for the underlying securities, significant price movements can take place in the futures contracts markets that cannot be reflected in the markets of the underlying securities.

Successful use of futures contracts by the Fund is also subject to the Manager's ability to correctly predict movements in the direction of prices for securities. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in securities prices and movements in the prices of futures contracts, a correct forecast of securities prices by the Manager may still not result in a successful hedging transaction over a short period of time. The Fund does not intend to devote more than 15% of its assets to margin on futures contracts.

      Options When the Fund purchases an option, an amount equal to the premium paid by the Fund for the option (its cost) is recorded initially as an investment. The amount of the investment is "marked-to-the-market" daily to reflect the current market value of the option. If the current market value of an option exceeds the premium paid, the excess represents unrealized appreciation; conversely, if the premium paid exceeds the current market value, the excess represents unrealized depreciation.

      When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as an asset and as an offsetting liability. The amount of the liability is "marked-to-the-market" daily to reflect the current market value of the option. If an option written by the Fund expires, or the Fund enters into a closing purchase transaction, the Fund will realize a gain (or a loss if the cost of a closing transaction exceeds the premium received) and the liability related to such option will be extinguished.

      If the Fund writes a covered call option and is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires and may be required to deliver the underlying security upon exercise. Although the Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise the option in order to realize any profit or would incur transaction costs on the sale of underlying securities pursuant to the exercise of put options it had written.

      Reasons for the absence of a liquid secondary market include the following: (a) there may be insufficient interest in trading certain options;
(b) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (e) the facilities of an exchange or the Options Clearing Corporation (the "OCC" ) may not at all times be adequate to handle current trading volume; or (f) one or more exchanges might, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      In addition, there is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. In the event of a shortage of the underlying securities deliverable on exercise of a listed option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

The Fund is required to deposit cash, liquid debt securities, liquid equity securities or cash equivalents in an amount equal to the exercise price of any option it has written; in a segregated account with the custodian to ensure that the use of such options is not leveraged. The Fund does not intend to devote more than 5% of its assets to option premiums.

      Options on Futures Contracts Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder of the long position would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the futures contract, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the final settlement price of the futures contract on the expiration date.

      The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

      Compared to the purchase or sale of futures contracts, the purchase of options on futures contracts may involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options

(plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the prices of debt securities. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

      Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts.

      In purchasing and selling futures contracts and in purchasing options on futures contracts, the Fund presently intends to comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which it is exempted from regulation as a commodity pool operator. The CFTC regulations which exempt the Fund from regulation as a commodity pool operator require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes, as defined in CFTC regulations or, alternatively, with respect to each long futures or options position, the Fund will ensure that the underlying commodity value of such contract does not exceed the sum of segregated cash or money market instruments, margin deposits on such contracts, cash proceeds from investments due in 30 days and accrued profits on such contracts held by the commodity broker, and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's total assets. There is no other limitation on the percentage of the Fund's assets that may be invested in futures and related options.

Repurchase Agreements In a repurchase agreement transaction, the Fund agrees to purchase and resell, and the seller also agrees to buy back, usually on the next business day, a security at a fixed time and price which reflects an agreed-upon market rate. Repurchase agreements may be thought of as loans to the seller collateralized by the security to be repurchased. The risk to the Fund is the ability of the seller to pay the agreed-upon sum on the repurchase date. In the event of default, the repurchase agreement provides that the Fund is entitled to sell the collateral. If the seller defaults when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The manager monitors the value of the collateral daily during the term of the repurchase agreement to determine that the value of the collateral equals or exceeds the agreed-upon repurchase price. If a defaulting seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws. Except for temporary defensive purposes, the Fund does not intend to invest more than 20% of its assets in repurchase agreements.

PURCHASE AND REDEMPTION OF SHARES

      The Fund does not issue share certificates. Instead, an account is established for each investor and all shares purchased or received, including those obtained through reinvestment of distributions, are credited to such account on the books of the Fund.

      Reference is made to the materials in the Prospectus under the headings "Choosing Among Classes When Purchasing Shares," "How to Invest in the Fund" and "How to Redeem Your Fund Shares," which describe the methods of purchase and redemption of the Fund's shares. If you invest through an investment dealer or agent, that firm may have its own service features, transaction charges and fees. This SAI and the accompanying Prospectus should be read in conjunction with such firms' material regarding their fees and services. If you wish us to refer you to an investment professional, call us at 1-800-272-2700. Investment professionals receive compensation for providing investment advice, and such compensation may differ for selling shares of different classes of the Fund.

      If the Board of Trustees should determine that it is advisable in the interest of the remaining shareholders of the Fund or Class to make payment wholly or partly in kind, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with the applicable rules of the Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Where the Fund makes a redemption in kind, such redemption will be made in readily marketable securities whose value is easily ascertainable. The method of valuing portfolio securities for this purpose is as described under Net Asset Value and Taxes. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

REINSTATEMENT PRIVILEGE

      Reinvestment of redemption proceeds under the reinstatement privilege described in the prospectus will be made at the net asset value next determined after receipt of the reinstatement order. If the shareholder has realized a gain on the redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested.

      For purposes of determining the amount of CDSC payable on any subsequent redemptions, the purchase payment made through exercise of the reinvestment privilege will be deemed to have been made at the time of the initial purchase (rather than at the time the reinvestment was effected).

EXCHANGE PRIVILEGE

      The minimum value of any class of shares that may be exchanged into the fund in which shares are not already held is $1,000 and no exchange out of the fund (other than by a complete exchange of all the shares of that fund) may be made if it would reduce the shareholder's interest in that fund to less than $1,000. Participating securities dealers who have signed a Selling Agreement with the Distributor may exchange by telephone their clients' shares for the same class of another fund distributed by the Distributor.

      The Fund reserves the right at any time to modify or terminate the exchange privilege with respect to one or more classes of shares, if the Board of Trustees determines that continuing the privilege may be detrimental to shareholders.

INVOLUNTARY REDEMPTIONS

      As with voluntary redemptions, an involuntary redemption may result in the payment of a tax by the shareholder. (See "Distributions and Taxes" in the Prospectus.)

RETIREMENT PLANS

      Shares may be purchased in connection with all types of tax-deferred retirement plans. The minimum initial investment in connection with tax-deferred retirement plans is $250 and the minimum may be waived on payments made directly to the Transfer Agent. There is no minimum for additional purchase payments for tax-deferred retirement plans.

NET ASSET VALUE AND TAXES

      The net asset value per share of each class of shares is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open. The NYSE is closed on the following holidays (or the weekdays on which these holidays are celebrated when they fall on a weekend): New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      We subtract the non-class specific liabilities of the Fund from the Fund's assets to determine its total net assets. We then determine each class's proportionate interest in the Fund's net assets. The liabilities attributable to that class, including its distribution fees, are then deducted and the resulting amount is divided by the number of shares of that class outstanding to produce its net asset value per share.

      Stocks, futures and options are valued at the closing prices reported on recognized securities exchanges or if no sale was reported, and for unlisted securities, at the mean between the last-reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term obligations having a remaining maturity of 60 days or less are valued at amortized cost (which approximates market value).

      Tax Status. By paying dividends representing its investment company taxable income within the time periods specified in the Internal Revenue Code of 1986, as amended (the Code ) and by meeting certain other requirements, the Fund intends to qualify as a regulated investment company under the Code. Since the Fund will distribute annually its investment company taxable income, net capital gains, and capital gain net income, it will not be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If the Fund were to fail to distribute all its income and gains, it would be subject to income tax and, in certain circumstances, a 4% excise tax.

      Taxation of Shareholders. Dividends from net investment income and distributions from short-term capital gains are taxable to shareholders as ordinary income. Regardless of how long the Fund shares have been held, distributions of long-term gains realized upon the sale of capital assets are subject to a maximum tax rate for noncorporate taxpayers: if held for more than 18 months - 20% (10% for individuals in the 15% tax bracket); if held more than 12 months but not more than 18 months - 28% (15% for individuals in the 15% tax bracket). Any loss realized by a shareholder upon the disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain held for more than one year during such six-month period.

      Distributions by the Fund out of dividend income from domestic corporations may qualify in whole or in part for the dividends received deduction if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds Fund shares for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).

      Investors who purchase shares shortly before the record date for a distribution will pay a share price that includes the value of the anticipated distribution and will be taxed on the distribution when it is received even though with respect to them the distribution in effect represents a return of a portion of their purchase price. Any loss realized on a sale or exchange of shares will be disallowed if the shares disposed of are replaced within a period of 61 days beginning 30 days before being acquired.

      Individuals and certain other non-exempt payees will be subject to a 31% backup Federal withholding tax on dividends and other distributions from the Fund, as well as on the proceeds of redemptions if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding, or if the Internal Revenue Service notifies the Fund that the shareholder has failed to report proper interest or dividends. For most individuals, the taxpayer identification number is the taxpayer's social security number.

      Tax Treatment of Certain Transactions. In general, and as explained more fully below, if the Fund enters into combinations of investment positions by virtue of which its risk of loss from holding an investment position is reduced on account of one (or more) other positions (i) losses realized on one position may be deferred to the extent of any unrecognized gain on another position and
(ii) long-term capital gains or short-term capital losses may be recharacterized, respectively, as short-term gains and long-term losses. Investments in foreign currency denominated instruments or securities may generate, in whole or in part, ordinary income or loss. The Federal income tax treatment of gains and losses realized from transactions involving options on stock or securities entered into by the Fund will be as follows: Gain or loss from a closing transaction with respect to options written by the fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss from the sale of put and call options that the Fund purchases, and loss attributable to the lapse of such options, will be treated as capital gain or loss. Whether, in the case of individual shareholders, distributions of such gain or loss is subject to the 20% rate (10% for individuals in the 15% tax bracket), 28% rate, or 39.6% rate depends upon whether the affected option has been held for more than 18 months, more than 12 months but not more than 18 months, or not more than 12 months, respectively. For this purpose, an unexercised option will be deemed to have been sold on the date it expired. It should be noted, however, that if a put is acquired at a time when the underlying stock or security has been held for not more than one year, or if shares of the underlying stock or security are acquired while such put is held, any gain on the subsequent exercise, sale or expiration of the put will generally be short-term gain.

      Any regulated futures contract or listed non-equity option held by the Fund at the close of its taxable year will be treated as sold for its fair market value on the last business day of such taxable year. Sixty percent of any gain or loss with respect to such deemed sales, as well as the gain or loss from the termination during the taxable year of the Fund's obligation (or rights) with respect to such contracts by offsetting, by taking or making delivery, by exercise or being exercised, by assignment or being assigned, by lapse, or otherwise, will be treated as long-term capital gain or loss and the remaining forty percent will be treated as short term capital gain or loss. The Fund may make certain elections that modify the above tax treatment with respect to regulated futures contracts or listed non-equity options that are part of a mixed straddle, as defined by the Code.

      The Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect the Fund's ability to distribute adequate income to qualify as a regulated investment company.

      Treasury Regulations pursuant to Section 1092 provide for the coordination of the wash sale rules and the short sale rules with the straddle rules. Generally, the wash sale rules prevent the recognition of loss where a position is sold at a loss and a substantially identical position is acquired within a prescribed period. The short sale rules generally prevent the use of short sales to convert short-term capital gain to long-term capital gain and long-term capital loss to short-term capital loss.

      In addition to the Federal income tax consequences described above relating to an investment in the Fund, there may be other Federal, state, local or foreign tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment on their specific situations.

TRUSTEES AND OFFICERS OF THE TRUST

      The trustees and officers of the Trust and their business affiliations for the past five years are as follows:

Name,Address and Age         Position With the Trust    Principal Occupation During Past 5 Years
--------------------         -----------------------    ----------------------------------------
James Balog                  Trustee                    Retired; Director and member of the
2205 N. South Wind Blvd.                                Audit, Investment, Stock Option and
Vero Beach, FL 32963                                    Compensation Committees of
(69)                                                    Transatlantic Holdings, Inc.
                                                        (reinsurance); Director and Member of
                                                        the Executive Committee of Elan, Plc
                                                        (pharmaceuticals); Director and Member
                                                        of the Executive and Investment &
                                                        Credit Committees of Great West Life
                                                        and Annuity Insurance Company; Member
                                                        of the Technical Advisory Board of
                                                        Galen Partners (health care); and
                                                        Trustee of Zweig Series Trust.  Former
                                                        Director, Chairman of the Audit
                                                        Committee and Member of the Executive
                                                        Committee of A.L. Pharma, Inc. (health
                                                        care); Chairman of 1838 Investment
                                                        Advisors, L.P. and Chairman of Lambert
                                                        Brussels Capital Corporation
                                                        (investments);

Claire B. Benenson           Trustee                    Consultant on Financial Conferences
870 U.N. Plaza                                          and Former Director of Financial
New York, NY 10017 (79)                                 Conferences and Chairman, Department
                                                        of Business and Financial Affairs, The
                                                        New School for Social Research.
                                                        President of the Money Marketeers of
                                                        New York University; Trustee of Zweig
                                                        Series Trust and of Simms Global Fund;
                                                        and Director of The Burnham Fund
                                                        Inc.;  Former Director of  Zweig Cash
                                                        Fund Inc.

S. Leland Dill               Trustee                    Retired; Director of Coutts & Co.
5070 North Ocean Dr.                                    Trust Holdings Limited, Coutts & Co.
Singer Island, FL 33404                                 Group, Coutts & Co. (USA) (private
(68)                                                    banking); Trustee of BT Portfolios, BT
                                                        Investment Funds and Zweig Series
                                                        Trust.  Former partner of Peat Marwick
                                                        Mitchell & Co. and Director of Zweig
                                                        Cash Fund Inc. and Vintners
                                                        International Company, Inc.(winery).

Eugene J. Glaser*            Chairman, President,       President of the Manager and of
900 Third Avenue             Chief Executive            Zweig/Glaser Advisers; President and
New York, NY 10022           Officer and Trustee        Director of the Distributor; Chairman
(57)                                                    and Trustee of Zweig Series Trust;
                                                        Director of The Zweig Fund, Inc.; and
                                                        former Director of  Zweig Cash Fund
                                                        Inc.

David Katzen*                Executive Vice President   Executive Vice President of the Manager; Senior
900 Third Avenue             and Trustee                Vice President of Zweig/Glaser Advisors and Zweig
New York, NY 10022                                      Series Trust, and Vice President of Zweig
(40)                                                    Advisors Inc. Former Director of Quantitative
                                                        Research at Avatar Investors Associates
                                                        Corp.; Director of Equity Research for Zweig Total
                                                        Return Advisors, Inc.; Research Director of
                                                        Zweig Advisors Inc.; and Vice President of The
                                                        Zweig Fund, Inc. and ZZK Management, Inc.

Donald B. Romans             Trustee                    President of Romans & Company (private
233 East Wacker Dr.                                     investors and financial consultants);
Chicago, IL 60601                                       Director of Zweig Series Trust and
(66)                                                    The  Burnham Fund Inc.; Former
                                                        Consultant to and Executive Vice President
                                                        and Chief Financial Officer of Bally
                                                        Manufacturing Corporation and Director
                                                        of Zweig Cash Fund Inc.

Name,Address and Age         Position With the Trust    Principal Occupation During Past 5 Years
--------------------         --------------\---------    ----------------------------------------
Barry Mandinach              First Vice President       Executive Vice President of the Distributor;
900 Third Avenue                                        Senior Vice President of the Manager and of
New York, NY 10022                                      Zweig/Glaser Advisers.  First Vice President
(42)                                                    of Zweig Series Trust.

Alfred J. Ratcliffe          First Vice President,      First Vice President of the Manager and of
900 Third Avenue             Treasurer, Principal       Zweig/Glaser Advisers;  First Vice
New York, NY  10022          Accounting Officer         President, Principal Accounting Officer,
(50)                         and Assistant Secretary    Treasurer and Assistant Secretary of Zweig
                                                        Series Trust;  Former Vice President of The
                                                        Bank of  New York.

Charles I. Leone            First Vice President        First Vice President and Chief Financial
900 Third Avenue            and Assistant Secretary     Officer of the Manager and of Zweig/Glaser
New York, NY 10022                                      Advisers; First Vice President, Chief
(36)                                                    Financial Officer and Assistant Secretary of
                                                        the Distributor; First Vice President and
                                                        Assistant Secretary of Zweig Series Trust;
                                                        Former Assistant Treasurer of Zweig Cash
                                                        Fund Inc.

Annemarie Gilly              First Vice President       First Vice President of the Manager and the
900 Third Avenue                                        Distributor;  Vice President of Zweig Series
New York, NY 10022                                      Trust; Former Vice President of Concord
(46)                                                    Financial Group and Executive Vice President
                                                        and Chief Operating Officer of The Gabelli
                                                        Equity Trust, Inc.

Rhonda Lee Berzner           Assistant Vice             Senior Research Analyst for the Manager and
900 Third Avenue             President                  Zweig/Glaser Advisers; and Assistant Vice
New York, NY 10022                                      President of Zweig Series Trust.
(33)

Tom Disbrow                  Assistant Vice             Vice President of the Manager and of
900 Third Avenue             President and              Zweig/Glaser Advisers;
New York, NY 10022           Assistant Treasurer        Assistant Vice President and Assistant
(32)                                                    Treasurer of Zweig Series Trust.

Tom Farrell                  Assistant Vice             Assistant Vice President of the Manager and
900 Third Avenue             President and              of Zweig/Glaser Advisers.
New York, NY 10022           Assistant Treasurer
(34)

Marc Baltuch                 Secretary                  First Vice President of the Manager and of
900 Third Avenue                                        Zweig/Glaser Advisers; Director, First Vice
New York, NY 10022                                      President, Chief Compliance Officer and
(52)                                                    Secretary of the Distributor.; Director and
                                                        President of Watermark Securities, Inc.
                                                        Secretary of Zweig Series Trust; Assistant
                                                        Secretary of Gotham Advisors, Inc., Zweig
                                                        Total Return Advisors, Inc. and of Zweig
                                                        Advisors Inc.;  Former Secretary of Zweig
                                                        Cash Fund Inc.

*Designates a Trustee who is an interested person of the Trust within the meaning of the 1940 Act.

     Set forth below is a table showing the estimated compensation of the Board of Trustees:

                                                             Total Compensation
                                  Aggregate Compensation     from the Trust paid
Name of Person, Position               from the Trust           to the Trustees
--------------------------------------------------------------------------------
James Balog, Trustee                     $5,500                   $5,500

Claire B. Benenson, Trustee               5,500                    5,500

S. Leland Dill, Trustee                   5,500                    5,500

Eugene J Glaser, Chairman,
Chief Executive Officer and
Trustee                                       0                        0

David Katzen, Executive Vice

President and Trustee                         0                        0

Donald B. Romans, Trustee                 5,500                    5,000


      Those trustees and officers of the Trust who are affiliated with the Distributor or the Manager are not separately compensated for their services as trustees or officers of the Trust. The Fund currently pays each of its "disinterested" trustees a fee of $2,500 per year, plus $750 per meeting attended ($500 per phone meeting) and reimburses their expenses for attendance at meetings. The trustees and officers of the Trust, as a group, owned less than 1% of any Class of the Fund.

      Trustees may be removed from office at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A shareholders meeting may be called by the Trustees or by the President of the Trust, or shall be called promptly by the Trustees upon the written request of shareholders of the Trust holding at least ten percent (10%) of the outstanding shares entitled to vote. Except as set forth above, the trustees shall continue to hold office and may appoint their successors.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Until its initial public offering, all shares of the fund will be held by Zweig/Glaser Advisers, the parent of the Manager.

INVESTMENT MANAGEMENT AND OTHER SERVICES

      Manager The Trust and Euclid Advisors LLC, the Manager, entered into an investment management agreement, dated April 16, 1998, (the "Management Agreement" ) pursuant to which the Manager reviews the portfolio of securities and investments of the Fund, and advises and assists the Fund with respect to the selection, acquisition, holding or disposal of securities. In addition to managing the investments, the Manager also makes recommendations with respect to other aspects and affairs of each Fund. The Manager also furnishes the Trust with certain administrative services, office space and equipment, and permits its officers and employees who may be elected trustees or officers of the Trust to serve in the capacities to which they are elected without additional compensation from the Trust. All other expenses incurred in the operation of the Fund are borne by the Fund, including: interest, taxes, fees and commissions of every kind; expenses of issue, repurchase or redemption of shares; costs of registering or qualifying shares for sale (including printing costs, legal fees and other expenses relating to the preparation and filing of the Fund's registration statement with the appropriate regulatory authorities and the production and filing of the Fund's prospectus); costs of insurance; association membership dues; all charges of custodians, including fees as custodian, escrow agent, and fees for keeping books and performing portfolio valuations; all charges of transfer agents, registrars, pricing services, independent accountants and legal counsel; expenses of preparing, printing and distributing prospectuses and all proxy materials, reports and notices to shareholders; expenses of distribution of shares pursuant to Rule 12b-1 Plans; out-of-pocket expenses of Trustees; fees of trustees who are not "affiliated persons" as defined in the 1940 Act; and all other costs incident to the Trust's existence as a business trust. The Distributor purchases copies of the Fund's prospectus and shareholder reports used for sales purposes at printer's overrun cost.

      The Fund pays the Manager for its services pursuant to the Management Agreement a monthly fee at the annual rate of 1.50% of the average daily net assets of the Fund. The Manager has voluntarily undertaken to limit the expenses of the Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1999 to 2.00% of its average daily net assets. The Manager reserves the right to discontinue this policy at any time after April 30, 1999.

      The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Board of Trustees who are not parties to such contract or "interested persons" of any such party. The Management Agreement may be terminated without penalty by either party on 60 days' written notice and must terminate in the event of its assignment.

      The Management Agreement provides that the Manager is liable only for its acts or omissions caused by its willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under the Management Agreement. The Management Agreement permits the Manager to render services to others and to engage in other activities.

      The Manager may draw upon the resources of the Distributor and its qualified affiliates in rendering its services to the Fund. The Distributor or its affiliates may provide the Manager (without charge to the Fund) with investment information and recommendations that may serve as the principal basis for investment decisions with respect to the Fund.

      The Manager has adopted a Code of Ethics (the "Code") that requires all persons subject to the Code to pre-clear any proposed non-exempt personal securities transaction. Permission for any proposed transaction will be granted provided it is determined that such would not negatively impact activity in client accounts. In the event that a client of the Manager's affiliates also owns such security, or it is proposed that such client purchase such security, available investments or opportunities for sales will be allocated in a manner deemed to be equitable by the Manager.

      Distributor Pursuant to its Distribution Agreement with the Trust (the "Distribution Agreement"), Zweig Securities Corp., the Distributor, acts as distributor of the Fund's shares. The Distribution Agreement was approved by the Trustees on April 16,1998. The compensation of the Distributor and selling dealer is described the Prospectus under "Choosing Among Classes When Purchasing Shares." Normally, the Distributor receives a front-end sales commission on sales of Class A Shares, a declining CDSC ranging from 5% to 1% on Class B Shares held for less than seven years, and a CDSC of 1.25% on Class C Shares held for less than one year. A 1% CDSC may apply on redemptions within 18 months of purchases of Class A Shares not subject to a sales charge. The Distributor also is compensated under the Rule 12b-1 distribution plans as described more fully below.

      The Distributor may reallow amounts in excess of the sales concessions listed in the Prospectus, and pay certain costs, to dealers who provide additional services and special assistance in selling shares of the Fund.

      Distribution Plans The Fund has adopted a distribution plan for each class of shares except Class I Shares in accordance with Rule 12b-1 under the Act (the "Plan"), to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement. Each class of shares (other than Class I Shares) pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class and a distribution fee based on average daily net assets at the rate of 0.05% per annum for Class A Shares and 0.75% per annum for Class B Shares and Class C Shares.

      A report of the amounts expended under the Plan must be made to, and reviewed by, the Board of Trustees at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by a majority of the Board, including a majority of the Board who are neither "interested persons" of the Fund (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Plan (the "Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

      The Plan is subject to annual approval by a majority of the Board of Trustees, including a majority of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Qualified Trustees or, with respect to any class - by vote of a majority of the shares of such class. .If the Plan is terminated (or not renewed) with respect to one or more classes, it may continue in effect with respect to any class as to which it has not been terminated (or has not been renewed). Pursuant to the Plan, any new trustees who are not "interested persons" must be nominated by existing trustees who are not "interested persons".

      Because all amounts paid pursuant to the Plan are paid to the Distributor, the Distributor, its officers, directors and employees, may all be deemed to have a direct or indirect financial interest in the operation of the Plan. None of the Trustees who is not an "interested person" of the Fund has a direct or indirect financial interest in the operation of the Plan.

      Benefits from the Plan may accrue to the Fund and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Plan. Increases in the Fund's net assets from sales pursuant to its Plan may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions. Under its terms, the Plan will continue from year to year, provided that such continuance is approved annually by a vote of the Trustees in the manner described above.

      The adoption of the Plan was approved by the Board of Trustees, including a majority of the Qualified Trustees, at a meeting held on April 16, 1998. Prior to approving the adoption of the Plan, the Board requested and received from the Distributor all the information which it deemed necessary to arrive at an informed determination as to the adoption of the Plan. In making its determination to adopt the Plan, the Board considered, among other factors: (1) the experience under a substantially identical Plan and previous Rule 12b-1 Plan's of Zweig Series Trust, and whether such experience indicates that the Plan would operate as anticipated; (2) the benefits the Fund would be likely to obtain under the Plan; including the fact that the Plan was necessary to permit the Fund to offer exchangeability of its shares for shares of the same class of the funds that comprise Zweig Series Trust (3) what services would be provided under the Plan by the Distributor to the Fund and its shareholders; and (4) the reasonableness of the fees to be paid to the Distributor for its services under the Plan. Based upon their review, the Board, including each of the Qualified Trustees, determined that the adoption of the Plan would be in the best interest of the Fund, and that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. In the Board's quarterly review of the Plan, the Trustees will consider its continued appropriateness and the level of compensation provided therein.

      The Board of Trustees has the right to terminate the Rule 12b-1 Plan for the Class B Shares, and in the event of such termination, no further payments would be made thereunder. However, in the event the Board of Trustees were to terminate the Rule 12b-1 Plan for the Class B Shares for the Fund, the Fund may not thereafter adopt a new Rule 12b-1 Plan for a class of that Fund having, in the good faith determination of the Board of Trustees, substantially similar economic characteristics to the Class B Shares. Termination of the Rule 12b-1 Plan for the Class B Shares or the Distribution Agreement does not affect the obligation of the Class B shareholders to pay CDSCs. The Distributor has sold its right to receive certain payments under the Distribution Agreement to financial institutions in order to finance the distribution of the Class B Shares.

      The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.

      Custodian, Fund Accounting Agent, Transfer Agent and Dividend Paying Agent. The Bank of New York, 48 Wall Street, New York, New York 10286 serves as custodian and fund accounting agent, and State Street Bank and Trust Company, P.O. Box 8505, Boston, Massachusetts 02260-8505, serves as the transfer agent and dividend paying agent for the Fund.

      Independent Accountants. Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, serves as independent accountants for the Fund. In addition to reporting annually on the financial statements of the Fund, the Fund's accountants also review certain filings of the Fund with the Securities and Exchange Commission.

      Counsel. Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, is counsel to the Fund. The firm also acts as counsel to the Manager and the Distributor.

ADVISOR'S PRIOR PERFORMANCE

      Euclid Advisors LLC also serves as the manager of other accounts. The performance information shown below is based on a composite of all accounts with investment objective, policies and strategies that are substantially similar to those of the fund managed by Euclid Advisors LLC or by Euclid Advisors, Inc., the Manager's predecessor, and Zweig/Katzen Investors, L.P. (collectively, the "Accounts"). David Katzen was the portfolio manager for each of the Accounts since inception. The performance information shown in the table below has been adjusted to give effect to the estimated annualized expenses of the different classes of shares during the Fund's first year of operations expenses (without giving effect to any expense waivers or reimbursements). Performance from inception has a negligible correlation with the stock market (R-squared of .01 against the Standard & Poor's 500 Index - whereas an R-squared of 1.00 would be a perfect correlation) or the bond market (R-squared of .03 against the Lehman Government/Corporate Bond index. The information below should not be considered a prediction of future performance of the Fund. The performance of the Fund may be higher or lower than the performance of the Accounts. The Accounts were not registered under the 1940 Act and therefore were not subject to the diversification and other requirements of the 1940 Act and the Internal Revenue Code. If the Accounts had been subject to these requirements, their performance might have been adversely affected. The following table also shows the average annual total return on 3-month U.S. Treasury bills for the same periods.

Performance of Accounts adjusted for the                  One-Year Period   Three-Year Period    Five-Year Period   Eight-Year
                                                                                                                    Period
fees and expenses of the different classes of Shares of   Ending            Ending               Ending             From inception
the Fund                                                                                                            on January 1,
                                                                                                                    1990
                                                            Dec. 31, 1997      Dec. 31, 1997       Dec. 31, 1997    to Dec. 31, 1997

                      Class A with maximum sales charge           3.34%              9.02%               7.43%             11.11%

                           Class A with no sales charge           9.36%             11.10%               8.66%             11.90%

                                      Class B with CDSC           3.17%              9.21%               7.47%             11.22%

                                  Class B with  no CDSC           8.60%             10.33%               7.90%             11.22%

                                      Class C with CDSC           7.24%             10.33%               7.90%             11.12%

                                  Class C with  no CDSC           8.60%             10.33%               7.90%             11.12%

                                                Class I           9.68%             11.43%               8.98%             12.23%

            Performance of 3-month U.S. Treasury Bills.           5.31%              5.45%               4.78%              5.14%


      The above table is not the performance of the Fund. Giving effect to the expense limitation set forth in the "Fee Table" section, the average annual total return of the Accounts for the one-year, three-year, five-year and eight-year (since-inception) periods ended December 31, 1997 for the Accounts would have been approximately 0.16% higher for all classes of shares.

      An investment in 3-month U.S. Treasury Bills is different from an investment in the Fund or in the Accounts because Treasury Bills are backed by the full faith and credit of the United States, have a fixed rate of return and a short duration, and investors in Treasury Bills do not risk losing capital.

      The following table shows the total return of the Accounts, quarter by quarter, since inception adjusted for the estimated expenses of the different classes of shares but without adjustment for sales charges. Sales charges apply at the time of purchase (Class A Shares) or if shares are redeemed within specified periods (Class B and Class C Shares) - see "Choosing Among Classes When Purchasing shares" in the prospectus. Also shown, by quarter, is the total return of 3-month U.S. Treasury bills.

                                      1998       First Quarter
                                      ----       -------------
             adjusted for Class A expenses           4.59%
             adjusted for Class B expenses           4.41%
             adjusted for Class C expenses           4.41%
             adjusted for Class I expenses           4.67%

Performance of 3-month U.S. Treasury Bills.          1.30%

                                      1997       First Quarter   Second Quarter   Third Quarter    Fourth Quarter
                                      ----       -------------   --------------   -------------    --------------
             adjusted for Class A expenses           0.78%            2.46%           6.84%            -0.87%
             adjusted for Class B expenses           0.61%            2.28%           6.65%            -1.05%
             adjusted for Class C expenses           0.61%            2.28%           6.65%            -1.05%
             adjusted for Class I expenses           0.86%            2.53%           6.91%            -0.80%

Performance of 3-month U.S. Treasury Bills.          1.31%            1.31%           1.30%             1.31%

                                      1996       First Quarter   Second Quarter   Third Quarter    Fourth Quarter
                                      ----       -------------   --------------   -------------    --------------
             adjusted for Class A expenses           0.83%            5.94%           0.01%            3.96%
             adjusted for Class B expenses           0.65%            5.76%           -0.16%           3.78%
             adjusted for Class C expenses           0.65%            5.76%           -0.16%           3.78%
             adjusted for Class I expenses           0.90%           6..02%           0.09%            4.03%

Performance of 3-month U.S. Treasury Bills.          1.27%            1.30%           1.32%            1.29%

                                      1995       First Quarter   Second Quarter   Third Quarter    Fourth Quarter
                                      ----       -------------   --------------   -------------    --------------
             adjusted for Class A expenses           0.59%            8.08%           5.83%            -1.87%

             adjusted for Class B expenses           0.41%            7.90%           5.64%            -2.04%
             adjusted for Class C expenses           0.41%            7.90%           5.64%            -2.04%
             adjusted for Class I expenses           0.66%            8.16%           5.90%            -1.79%

Performance of 3-month U.S. Treasury Bills.          1.49%            1.45%           1.39%            1.36%

                                      1994       First Quarter    Second Quarter   Third Quarter   Fourth Quarter
                                      ----       -------------   --------------   -------------    --------------
             adjusted for Class A expenses           1.46%           -0.48%           -4.21%           3.29%
             adjusted for Class B expenses           1.28%           -0.65%           -4.38%           3.11%
             adjusted for Class C expenses           1.28%           -0.65%           -4.38%           3.11%
             adjusted for Class I expenses           1.54%           -0.40%           -4.13%           3.37%

Performance of 3-month U.S. Treasury Bills.          0.83%             1.04%           1.15%           1.36%

                                      1993       First Quarter    Second Quarter   Third Quarter   Fourth Quarter
                                      ----       -------------   --------------   -------------    --------------
             adjusted for Class A expenses           8.10%            3.41%           4.75%            -5.60%
             adjusted for Class B expenses           7.92%            3.23%           4.57%            -5.77%
             adjusted for Class C expenses           7.92%            3.23%           4.57%            -5.77%
             adjusted for Class I expenses           8.18%            3.49%           4.83%            -5.53%

Performance of 3-month U.S. Treasury Bills.          0.76%             0.76%           0.77%           0.79%

                                      1992       First Quarter    Second Quarter   Third Quarter   Fourth Quarter
                                      ----       -------------   --------------   -------------    --------------
             adjusted for Class A expenses           2.49%            2.80%           0.32%            3.52%
             adjusted for Class B expenses           2.32%            2.63%           0.15%            3.34%
             adjusted for Class C expenses           2.32%            2.63%           0.15%            3.34%
             adjusted for Class I expenses           2.57%            2.88%           0.40%            3.60%

Performance of 3-month U.S. Treasury Bills.          1.00%             0.94%           0.80%           0.79%

                                      1991       First Quarter    Second Quarter   Third Quarter   Fourth Quarter
                                      ----       -------------   --------------   -------------    --------------
             adjusted for Class A expenses           1.24%            0.53%           3.53%            5.80%
             adjusted for Class B expenses           1.06%            0.36%           3.35%            5.62%
             adjusted for Class C expenses           1.06%            0.36%           3.35%            5.62%
             adjusted for Class I expenses           1.31%            0.61%           3.61%            5.88%
Performance of 3-month U.S. Treasury Bills.          1.56%             1.44%           1.40%           1.17%

                                      1990       First Quarter    Second Quarter   Third Quarter   Fourth Quarter
                                      ----       -------------   --------------   -------------    --------------
             adjusted for Class A expenses           0.91%            5.18%           14.57%           9.39%
             adjusted for Class B expenses           0.73%            5.00%           14.38%           9.20%
             adjusted for Class C expenses           0.73%            5.00%           14.38%           9.20%
             adjusted for Class I expenses           0.98%            5.26%           14.65%           9.47%

Performance of 3-month U.S. Treasury Bills.          1.99%             2.01            1.94%           1.81%


PORTFOLIO TRANSACTIONS AND BROKERAGE

      Officers and Trustees of the Fund and officers of the Manager who are also officers or directors of the Distributor or its affiliates receive indirect benefits from the Fund as a result of its usual and customary brokerage commissions which the Distributor or its affiliates may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The Management Agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Fund which the Distributor may receive.

      Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Manager may receive orders for transactions by the Fund. Information so received will enable the Manager to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful and of value to the Manager and its affiliates in servicing other clients as well as the Fund; in addition, information obtained by the Manager and its affiliates in servicing other clients may be useful and of value to the Manager in servicing the Fund. No principal transactions are effected with Zweig Securities Corp. or any of its affiliated companies.

      The Fund may from time to time allocate brokerage commissions to firms that furnish research and statistical information to the Manager. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. Such research may, among other things, include advice regarding economic factors and trends, advice as to occasional transactions in specific securities and similar information relating to securities. No formula has been established for the allocation of business to such brokers. Consideration may be given to research provided and payment may be made of a fee higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of
Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.

      Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution alone, nor generally can the value of research services be measured. Research services furnished might be useful and of value to the Manager and its affiliates in serving other clients as well as the Fund, but on the other hand, any research service obtained by the Manager or the Distributor from the placement of portfolio brokerage of other clients might be useful and of value to the Manager in carrying out its obligation to the Fund.

      There are no fixed limitations regarding the turnover rates of the Fund's long and short portfolios. In computing the portfolio turnover rate, all securities, including options, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of securities in the Fund's long portfolio for the fiscal year by (B) the monthly average of the value of portfolio securities owned by such portfolio during the fiscal year.

      The exercise of calls written by the fund may cause the Fund to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within the Fund's control, holding a protective put might cause the Fund to sell the underlying securities for reasons which would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.

YIELD AND PERFORMANCE INFORMATION

      The Fund will include performance data for Class A, Class B and Class C Shares of the Fund in its advertisements, sales literature and other information distributed to the public that includes performance data of the Fund. Such performance information will be based on investment yields or total returns for the Fund.

      Yield. Yield may not be the same as the distribution rate or the income reported in the Funds' financial statements. We compute yield by taking the interest and dividend income the fund earns in a 30-day period, net of expenses, and dividing that amount by the average number of shares entitled to receive dividends.

Yield will be calculated, using a one-month base period, according to the following formula:

            Yield = 2 X [(a-b/cd) + 1]6 - 1

      Where:

      a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
      d = the maximum offering price per share on the last day of the period.

      Average Annual Total Return. Total return represents the average annual compounded rate of return on an investment of $1,000 at the maximum public offering price (in the case of Class A Shares) or reflecting the deduction of any applicable CDSC. All data are based on past investment results. Average annual total return for a given period is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1 + T)n = ERV

      Where:

      P = a hypothetical initial investment in the Fund of $1,000

      T = average annual total return
      n = number of years in period
      ERV = ending redeemable value, at the end of the period, of a hypothetical
            $1,000 investment in the Fund made at the beginning of the period.

      The investment results of Shares of the Fund will tend to fluctuate over time, so that historical yields, current distributions and total returns should not be considered representations of what an investment may earn in any future period. Actual dividends will tend to reflect changes in market yields, and will also depend upon the level of a Class's or the Fund's expenses, realized or unrealized investment gains and losses, and the results of the Fund's investment policies. Thus, at any point in time, investment yields, current distributions or total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.

      The Fund also may include in its advertisements data from Age Wave, Inc.; the American Association of Retired Persons; Barron's; Business Week; CDA/Wiesenberger Investment Companies Service; Dalbar Surveys; Donoghue's Money Fund Report; Financial Planning; Financial World; Forbes; Fortune; Fundscope, Hulbert Financial Digest; Ibbotson Associates; Individual Investor; Investment Advisor; Investors Business Daily; The Liscio Report; Lipper Analytical Services, Inc.; Micropal Inc.; Money; Morningstar Mutual Funds; Mutual Fund Forecaster; Mutual Funds Magazine; The National Center for Education Statistics; The New York Times; The Philatelic Foundation; Smart Money; USA Today; U.S. News & World Report; The Wall Street Journal; Worth and other industry publications.

REGISTRATION STATEMENT

      This Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C.

      Statements contained in this Statement of Additional Information and the Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information and the Prospectus form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

EUCLID MARKET NEUTRAL FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 22, 1998

ASSETS

Cash .......................................................   $100,000
Deferred organization expenses .............................     50,000
                                                               --------
Total Assets ...............................................   $150,000

LIABILITIES
Accrued organization expenses ..............................     50,000
                                                               --------
NET ASSETS .................................................   $100,000
                                                               ========
--------------------------------------------------------------------------------

Class A Shares
Net asset value ("NAV") and redemption price per share
  ($25,000/2,204.586 shares)................................     $11.34
                                                                 ======
Maximum public offering price per share - NAV/
  (1-maximum sales charge)($11.34/.945) ....................     $12.00
  ==                      ======= ====                           ======

Class B Shares
Net asset value and offering price per share
  ($25,000/2,204.586 shares)................................     $11.34
                                                                 ======
Redemption price per share .................................          *
                                                                 ======
Class C Shares
Net asset value and offering price per share
  ($25,000/2,204.586 shares)................................     $11.34
                                                                 ======
Redemption price per share .................................          *
                                                                 ======
Class I Shares
Net asset value, offering and redemption price per share
  ($25,000/2,204.586 shares)................................     $11.34
                                                                 ======

----------
*   Redemption price subject to  sales charge.

NOTES

1. Euclid Mutual Funds (the "Trust"), organized as a Delaware business trust on February 3, 1998 and has been inactive since that date except for matters relating to its organization and registration under the Investment Company Act of 1940 as a diversified, open-end management investment company and the sale of $100,000 of shares of beneficial interest of Euclid Market Neutral Fund (the "Fund"), a Series of the Trust, to Euclid Advisors LLC, the Fund's investment manager (the "Manager"). The Fund offers Class A, Class B, Class C and Class I Shares, and 2,204.586 shares of each Class were issued to the Manager as part of the $100,000 sale.

2. The organization expenses of the Trust advanced by the Manager will be repaid by the Fund after commencement of operations. Such costs will be amortized on a straight-line basis over a five-year period from commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during this period, the Fund will be reimbursed by the Manager for any unamortized organization expenses in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of redemption.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of and Shareholder in
Euclid Mutual Funds

We have audited the accompanying statement of assets and liabilities of Euclid Mutual Funds, comprised of Euclid Market Neutral Fund, as of April 22, 1998. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted accounting standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Euclid Mutual Funds as April 22, 1998, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

New York, New York
April 22, 1998